PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

October 13, 2008

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 19, 2008 at 2:00 p.m., Central Time.

     At the meeting, shareholders of the SmallCap Blend Fund I (formerly, the Partners SmallCap Blend Fund) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the combination of the SmallCap Blend Fund I (the “Acquired Fund”) into the SmallCap S&P 600 Index Fund (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on November 21, 2008. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors believes the Reorganization will benefit shareholders of both, the Acquired and Acquiring Funds. Although the Acquired Fund is actively managed and the Acquiring Fund is an index fund, the Funds have the same investment objective – long-term growth of capital –and broadly similar investment strategies in that each invests principally in equity securities of small capitalization companies, and the Reorganization will afford shareholders of the Acquired Fund reasonable continuity of investment expectations. The Acquiring Fund has a lower advisory fee rate and overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management, and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The Reorganization is not designed to be tax-free. Shareholders of the Acquired Fund holding such shares through taxable accounts such as non-qualified deferred compensation plans will recognize a gain or a loss for federal income tax purposes. It is anticipated, however, that any capital gains incurred as a result of the Reorganization will be minimal.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for shares of the Acquired Fund you owned as of September 2, 2008, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors of PFI has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then return your vote, allowing sufficient time for receipt by us by November 17, 2008. As a convenience, we offer three options by which to vote your shares: By Internet: Follow the instructions located on your proxy card.

     By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

     By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the SmallCap Blend Fund I:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SmallCap Blend Fund I (formerly the Partners SmallCap Blend Fund), a separate series or fund of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 19, 2008 at 2:00 p.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the
reorganization of the SmallCap Blend Fund I (the “Fund”)
into the SmallCap S&P 600 Index Fund.

     The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

     Each shareholder of record at the close of business on September 2, 2008 is entitled to receive notice of and to vote at the Meeting.

      Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

October 13, 2008
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
—————————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 19, 2008

RELATING TO THE REORGANIZATION OF:
SMALLCAP BLEND FUND I INTO
THE SMALLCAP S&P 600 INDEX FUND

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 19, 2008, at 2:00 p.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the SmallCap Blend Fund I (formerly, the Partners SmallCap Blend Fund) (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the combination of the Acquired Fund into the SmallCap S&P 600 Index Fund (the “Acquiring Fund”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares will receive, respectively, Class R 1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur with respect to that Fund immediately after the close of regularly scheduled trading on the New York Stock Exchange on November 21, 2008 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Plan of Acquisition, which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2007. Copies of these reports may be obtained at no charge by calling our Shareholder services department toll free at 1-800-222-5852.

     A Statement of Additional Information dated October 13, 2008 (the “Statement of Additional Information”) relating to this Proxy Statement/ Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/ Prospectus. PFI’s Prospectus, dated February 29, 2008 and as supplemented (“PFI Prospectus”), and the Statement of Additional Information for PFI, dated May 1, 2008 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the SmallCap Blend Fund I, are incorporated by reference into this Information Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is October 13, 2008.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 74 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”) and the principal underwriters for PFI are Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for all share classes, and Princor Financial Services Corporation (“Princor”) for Institutional, J and Plan Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreements, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
SmallCap Blend Fund I	Mellon Capital Management
Corporation (“Mellon Capital”)

Acquiring Fund	Sub-Advisor
SmallCap S&P 600 Index Fund	Principal Global Investors, LLC
(“PGI”)

     Each of PMC and the sub-advisors are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

     Mellon Capital’s address is 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

     PGI is an indirect wholly owned subsidiary of Principal Life, an affiliate of PMC, and a member of the Principal Financial Group. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392.

THE REORGANIZATION

     At its meeting held on June 9, 2008, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.”

     The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be November 21, 2008. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors believes the Reorganization will benefit shareholders of both the Acquired and Acquiring Funds. Although the Acquired Fund is actively managed and the Acquiring Fund is an index fund, the Funds have the same investment objective – long-term growth of capital –and broadly similar investment strategies in that each invests principally in equity securities of small capitalization companies, and the Reorganization will afford shareholders of the Acquired Fund reasonable continuity of investment expectations. The Acquiring Fund has a lower advisory fee rate and overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management, and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The Reorganization is not designed to be tax-free. Shareholders of the Acquired Fund holding such shares through taxable accounts such as non-qualified deferred compensation plans may recognize a gain or a loss for federal income tax purposes. See “Information About the Reorganization—Federal Income Tax Consequences”.

     The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

     The Acquired Fund will pay all fees and expenses in connection with the Reorganization. For the estimated expenses of the Reorganization, see “Capitalization” below. The Acquired Fund will incur trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.

PROPOSAL

APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR
THE REORGANIZATION OF THE SMALLCAP BLEND FUND I
INTO THE SMALLCAP S&P 600 INDEX FUND

     Shareholders of the SmallCap Blend Fund I (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the SmallCap S&P 600 Index Fund (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds

SmallCap Blend Fund I	SmallCap S&P 600 Index Fund
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of April 30, 2008 (unaudited):
$135,882,000*	$480,946,000

* This figure does not reflect a proposed redemption of approximately $130,595,000.

Investment Advisor:

PMC

Sub-Advisor and Portfolio Managers:
Mellon Capital	PGI

Ronald P. Gala, CFA. Mr. Gala is	Dirk Laschanzky, CFA. Mr.
a Senior Vice President and	Laschanzky is a portfolio manager
principal of Mellon Capital and	for PGI, responsible for portfolio
joined the firm in 1993. Mr. Gala	implementation strategies, asset
earned an MBA in Finance from	allocation and managing the
the University of Pittsburgh and a	midcap value and index portfolios.
BS in Business Administration	Prior to joining PGI in 1997, he
from Duquesne University. He has	was a portfolio manager and
earned the right to use the	analyst for over seven years at
Chartered Financial Analyst	AMR Investment Services. He
designation.	earned an MBA and BA, both in
Peter D. Goslin, CFA. Mr. Goslin	Finance, from the University of
is a Vice President and Portfolio	Iowa. He has earned the right to
Manager with Mellon Capital.	use the Chartered Financial
Before joining Mellon Capital in	Analyst designation.
1999, Mr. Goslin spent over four	Scott W. Smith. Mr. Smith is a
years with Merrill Lynch. During	research analyst and portfolio
his tenure with Merrill, he worked	manager at Principal Global
as a NASDAQ market maker and	Investors. He is an analyst within

an equity index options proprietary	the firm’s asset allocation and
trader. Prior to that, he ran	structured investments group. He
Merrill’s S&P options desk at the	also provides research assistance
Chicago Mercantile Exchange. Mr.	to various business units within
Goslin earned his MBA in Finance	Principal Global Investors. Mr.
at the University of Notre Dame	Smith joined the firm in 1999. He
Graduate School of Business	received a bachelor’s degree in
following a BS in Finance from St.	finance from Iowa State
Vincent College. He has earned the	University.
right to use the Chartered Financial
Analyst designation.

Investment Objective:
Both funds seek long term growth of capital.

Principal Investment Strategies:
The Fund invests primarily in	Under normal market conditions,
common stocks of small	the Fund invests at least 80% of its
capitalization companies. Under	assets in common stocks of
normal market conditions, the	companies that compose the
Fund invests at least 80% of its	Standard & Poor’s (“S&P”)
assets in common stocks of	SmallCap 600 Index. The Sub-
companies with small market	Advisor, PGI, attempts to mirror
capitalizations (those with market	the investment performance of the
capitalizations similar to	Index by allocating the Fund’s
companies in the Standard and	assets in approximately the same
Poor’s SmallCap 600 Index (as of	weightings as the S&P SmallCap
December 31, 2007, this range was	600 Index. The S&P SmallCap 600
between approximately $0.06	is an unmanaged index of 600
billion and $4.9 billion)) at the	domestic stocks chosen for market
time of purchase. Market	size, liquidity and industry group
capitalization is defined as total	representation. Each stock is
current market value of a	weighted by its market
company’s outstanding common	capitalization which means larger
stock. The Fund may invest up to	companies have greater
25% of its assets in securities of	representation in the Index than
foreign companies.	smaller ones. As of December 31,
In selecting investments for the	2007, the market capitalization
Fund, the Sub-Advisor, Mellon	range of the Index was between
Capital, uses a disciplined	approximately $0.06 billion and
investment process that combines	$4.9 billion. Over the long-term,
fundamental analysis and risk	PGI seeks a very close correlation
management with a multi-factor	between performance of the Fund,
model that searches for	before expenses, and that of the

undervalued stocks. A common	S&P SmallCap 600. It is unlikely
definition of an undervalued stock	that a perfect correlation of 1.00
is one selling at a low price	will be achieved.
relative to its profits and	The Fund uses an indexing strategy
prospective earnings growth. The	and is not managed according to
stock evaluation process uses	traditional methods of “active”
several different characteristics,	investment management. Active
including changes in earnings	management would include buying
estimates and change in price-to-	and selling securities based on
earnings ratios, in an attempt to	economic, financial and
identify value among individual	investment judgment. Instead, the
stocks.	Fund uses a passive investment
Rather than using broad economic	approach. Rather than judging the
or market trends, stocks are	merits of a particular stock in
selected on a company by	selecting investments, PGI focuses
company basis. To ensure ample	on tracking the S&P SmallCap
diversification, the portfolio’s	600. PGI may also use stock index
assets are allocated among	futures as a substitute for the sale
industries and economic sectors in	or purchase of securities. It does
similar proportions to those of the	not attempt to manage market
Index. The portfolio is generally	volatility, use defensive strategies
kept broadly diversified in an	or reduce the effect of any long-
attempt to capture opportunities	term periods of poor stock
that may be realized quickly during	performance.
periods of above-average market	The correlation between Fund and
volatility. By maintaining such a	Index performance may be
diversified stance, stock selection	affected by the Fund’s expenses,
drives the Fund’s performance.	changes in securities markets,
changes in the composition of the
Index and the timing of purchases
and sales of Fund shares. The Fund
may invest in futures and options,
which could carry additional risks
such as losses due to unanticipated
market price movements and could
also reduce the opportunity for
gain.
Because of the difficulty and
expense of executing relatively
small stock trades, the Fund may
not always be invested in the less
heavily weighted S&P SmallCap

600 stocks. At times, the Fund’s
portfolio may be weighted
differently from the S&P SmallCap
600, particularly if the Fund has a
small level of assets to invest. In
addition, the Fund’s ability to
match the performance of the S&P
SmallCap 600 is affected to some
degree by the size and timing of
cash flows into and out of the
Fund. The Fund is managed to
attempt to minimize such effects.
PGI reserves the right to omit or
remove any of the S&P SmallCap
600 stocks from the Fund if it
determines that the stock is not
sufficiently liquid. In addition, a
stock might be excluded or removed
from the Fund if extraordinary
events or financial conditions lead
PGI to believe that it should not be
a part of the Fund’s assets.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The Funds have the same investment objective – long-term growth of capital – and broadly similar investment strategies in that each invests principally in equity securities of small cap companies. However, the Acquired Fund is actively managed, while the Acquiring Fund is an index fund which seeks to mirror the investment performance of the S&P SmallCap 600 Index by allocating the Fund’s assets in approximately the same weightings as the Index. In addition, the Acquired Fund, but not the Acquiring Fund, pursues a value approach to investing and is authorized to invest up to 25% of its assets in foreign securities.

     The investment objective of each of the Funds may be changed by the Board without shareholder approval.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, and Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund.

Fees and Expenses as a % of average daily net assets

     The following table shows: (a) the ratios of expenses to average net assets of such share classes of the Acquired Fund for the fiscal year ended October 31, 2007; (b) the ratios of expenses to average net assets of such share classes of the Acquiring Fund for the fiscal year ended October 31, 2007; and (c) the pro forma expense ratios of such share classes of the Acquiring fund for the fiscal year ending October 31, 2007 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
				Total
	Management	12b-1	Other	Operating
Class	Fees	Fees	Expenses(1)	Expenses(2)
SmallCap Blend Fund I (Acquired Fund)
R-1	1.00%	0.35%	0.54%	1.89%(3)
R-2	1.00%	0.30%	0.46%	1.76%(3)
R-3	1.00%	0.25%	0.33%	1.58%(3)
R-4	1.00%	0.10%	0.29%	1.39%(3)
R-5	1.00%	N/A	0.27%	1.27%(3)
Institutional	1.00%	N/A	0.01%	1.01%(3)
SmallCap S&P 600 Index Fund (Acquiring Fund)
R-1	0.15%	0.35%	0.54%	1.04%
R-2	0.15%	0.30%	0.46%	0.91%
R-3	0.15%	0.25%	0.33%	0.73%
R-4	0.15%	0.10%	0.29%	0.54%
R-5	0.15%	N/A	0.27%	0.42%
Institutional	0.15%	N/A	0.01%	0.16%
SmallCap S&P 600 Index Fund (Acquiring Fund)
(Pro forma assuming Reorganization)(3)
R-1	0.15%	0.35%	0.54%	1.04%
R-2	0.15%	0.30%	0.46%	0.91%
R-3	0.15%	0.25%	0.33%	0.73%
R-4	0.15%	0.10%	0.29%	0.54%
R-5	0.15%	N/A	0.27%	0.42%
Institutional	0.15%	N/A	0.01%	0.16%

(1)	Other Expenses for the Retirement Class shares includes:
		R-1	R-2	R-3	R-4	R-5
		Class	Class	Class	Class	Class
	Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
	Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective
February 29, 2008.
(3)	The costs associated with the Reorganization are not reflected in the
Annual Fund Operating Expenses table.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that you invest $10,000 in the particular fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The examples should not be considered a representation of future expenses of the Acquired or Acquiring fund. Actual expenses may be greater or less than those shown.

Class	1 Year	3 Years	5 Years	10 Years
SmallCap Blend Fund I
(Acquired Fund)
R-1	$192	$594	$1,021	$2,212
R-2	179	554	954	2,073
R-3	161	499	860	1,878
R-4	142	440	761	1,669
R-5	129	403	697	1,534
Institutional	103	322	558	1,236
SmallCap S&P 600 Index Fund
(Acquiring Fund)
R-1	$106	$331	$574	$1,271
R-2	93	290	504	1,120
R-3	75	233	406	906
R-4	55	173	302	677
R-5	43	135	235	530
Institutional	16	52	90	205
SmallCap S&P 600 Index Fund
(Acquiring Fund)
(Pro forma assuming Reorganization)
R-1	$106	$331	$574	$1,271
R-2	93	290	504	1,120
R-3	75	233	406	906
R-4	55	173	302	677
R-5	43	135	235	530
Institutional	16	52	90	205

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

Acquired Fund

       1.00% for the first $500 million, 0.98% for the next $500 million, 0.96% for the next 500 million, and 0.95% on all assets over $1.5 billion.

Acquiring Fund

       0.15% on all assets.

     As sub-advisors to the Funds, Mellon Capital and PGI are paid sub-advisory fees with respect to each Fund. The sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Both Funds have similar risks because they invest principally in equity securities of small capitalization companies. However, the Funds have some different risks because the Acquired Fund may invest in foreign securities and is actively managed while the Acquiring fund is an index fund. The risks of investing in the Funds include:

Risks Applicable to both Funds:

•	Securities Lending Risk. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

•	Credit or Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

•	Liquidity Risk. Each of the Funds is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price.

•	Market Risk. The value of each Fund’s portfolio may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in either Fund.

•	Equity Securities Risk. Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

•	Small Company Risk. Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Risks Applicable to the Acquiring Fund:

•	Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

PMC is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. PGI is Sub-Advisor to these funds. The Acquiring Fund is among the Underlying Funds owned by the Principal LifeTime Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquiring Fund owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
SmallCap S&P 600 Index Fund	8.36%	15.07%	8.06%	3.94%	1.39%	1.82%	38.64%

•	Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Risks Applicable to the Acquired Fund:

•	Management Risk. Each of the Funds is actively managed by its sub- advisor. Each Fund’s performance will thus reflect in part the ability of its sub-advisor to make investment decisions that are suited to achieving the Fund’s investment objective. If the sub-advisor’s strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

•	Growth Stock Risk. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases.

Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

•	Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

•	Market Segment (MidCap) Risk. Funds are subject to the risk that their principal market segment mid capitalization may underperform compared to other market segments or to the equity markets as a whole. Thus, the Acquired Fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

•	Active Trading Risk. A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

•	Value Stock Risk. A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

•	Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

•	Mid Cap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

•	Initial Public Offerings (“IPOs”) Risk. There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference).

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Highest return for a quarter during
the period of the bar chart above:	Q2 ’03	22.12%

Lowest return for a quarter during
the period of the bar chart above:	Q4 ’07	-6.21%

The year-to-date return as of June 30, 2008 is -7.37%.

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Highest return for a quarter during
the period of the bar chart above:	Q4 ’01	20.55%

Lowest return for a quarter during
the period of the bar chart above:	Q3 ’02	-18.65%

The year-to-date return as of June 30, 2008 is -7.05% .

Average Annual Total Returns (%) for periods ended December 31, 2007

	Past	Past	Since
	1 Year	5 Years	Inception(1)
SmallCap Blend Fund I
(Acquired Fund)
—Institutional Class	-1.88	14.42	14.44
(after taxes on distributions )(2)	-4.83	12.31	12.33
(after taxes on distributions and
sales of share)(2)	0.49	11.78	11.79
—R-1 Class(3)	-2.72	13.43	13.44
—R-2 Class	-2.62	13.57	13.59
—R-3 Class	-2.46	13.79	13.80
—R-4 Class	-2.24	14.01	14.02
—R-5 Class	-2.11	14.14	14.15
S&P SmallCap 600 Index(4)	-0.30	16.04	16.04
Morningstar Small Blend Category Average	-1.10	15.72	15.61

	Past	Past	Since
	1 Year	5 Years	Inception(5)
SmallCap S&P 600 Index Fund
(Acquiring Fund)
—Institutional Class(6)	-0.36	15.77	10.41
(after taxes on distributions )(2) (6)	-1.95	14.87	9.66
(after taxes on distributions and
sales of share)(2) (6)	1.46	13.74	8.96
—R-1 Class(7)	-1.22	14.78	9.48
—R-2 Class	-1.09	15.00	9.64
—R-3 Class	-0.93	15.12	9.81
—R-4 Class	-0.70	15.35	10.02
—R-5 Class	-0.59	15.48	10.13
S&P SmallCap 600 Index(4)	-0.30	16.04	9.71
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Since inception results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance
(for the periods prior to the date the R-1 Class began operations) that is no higher than the historical performance of the Institutional Class shares.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.
For a description of the indices, see Appendix B to this Proxy Statement/
Prospectus.
(5)	Since inception results are measured from the date the R-3 Class shares were first sold (December 6, 2000).
(6)	The Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of
Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

(7)	The R-1 Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance
(for the periods prior to the date the R-1 Class began operations) that is no higher than the historical performance of the Institutional Class shares.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be November 21, 2008, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time of the Reorganization.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all your Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Plan. These fees and expenses include, but are not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

     If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board of Directors believes the Reorganization will better benefit shareholders of both the Acquired and Acquiring Funds. Although the Acquired Fund is actively managed and the Acquiring Fund is an index fund, the Funds have the same investment objective – long-term growth of capital –and broadly similar investment strategies in that each invests principally in equity securities of small cap companies, and the Reorganization will afford shareholders of the Acquired Fund reasonable continuity of investment expectations; Acquiring Fund has lower advisory fees as well as lower overall expense ratios than the Acquired Fund. In addition, the Acquiring Fund has outperformed the Acquired Fund for each of the one-, three-, and five-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization is expected to provide shareholders of the Acquired Fund on an ongoing basis with the greater prospects for growth, efficient management and reduced overall expenses that are available from a larger fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on June 9, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the identical investment objectives shared by the Funds and their having broadly similar investment concentration in small cap companies, as well as differences resulting from the Acquired Fund being actively managed and the Acquiring Fund being an index fund;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated explicit trading costs associated with disposing of any portfolio securities and reinvesting the proceeds in connection with the
Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information
pertaining to the Funds;
(6)	the potential effect on the Acquired Fund’s shareholders of investing in a larger fund and the potential effect on the portfolio management of the Acquiring Fund of a larger asset base following the Reorganization;
(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(8)	the absence of any material differences in the rights of shareholders of the Funds;
(9)	the financial strength, investment experience and resources of PGI, which serves as the sub-advisor to the Acquiring Fund;
(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(11)	the anticipated direct or indirect federal income tax consequences of the Reorganization;
(12)	the fact that the Reorganization will not result in any dilution of
Acquired or Acquiring Fund shareholder values;
(13)	the terms and conditions of the Plan; and
(14)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	Although the Acquired Fund is actively managed and the Acquiring
Fund is an index fund, the Funds have the same investment objective –
long-term growth of capital – and broadly similar investment strategies in that each invests principally in equity securities of small cap companies, and the Reorganization will afford shareholders of the
Acquired Fund reasonable continuity of investment expectations;

(2)	PGI as the sub-advisor responsible for managing the assets of the
Acquiring Fund may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund, which has a substantially larger asset base than the
Acquired Fund, has outperformed the Acquired Fund over the one-, three-, and five-year periods ended April 30, 2008, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and
(4)	the Acquiring Fund has a lower advisory fee rate and lower operating expense ratios than the Acquired Fund.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     The Reorganization is not designed to be tax-free. Therefore, shareholders of the Acquired Fund holding such shares through taxable accounts such as non-qualified deferred compensation plans may recognize a gain or loss, for federal income tax purposes, on the difference between the fair market value of the Acquiring Fund shares received in the Reorganization and their federal income tax basis in their shares of the Acquired Fund at closing.

     Capital Loss Carryforward. As of October 31, 2007, the Acquired Fund had no accumulated capital loss carryforward. The Reorganization is not designed to be tax-free. Therefore, to the extent the Acquired Fund has a capital loss carryforward as of the Effective Time, the capital loss carryforward will not be available to the Acquiring Fund to offset its capital gains.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the potential federal income tax consequences of the Reorganization and should not be considered tax advice. You are urged to consult with your own tax advisors regarding the federal, state, and local tax consequences of the Reorganization which may apply in your particular circumstance.

CAPITALIZATION

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and accountants’ fees. These expenses and fees are expected to total $13,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reivnesting the proceeds in securities that would be compatible. These trading costs are estimated to be $103,000, with an approximate loss of $5,372,000 on a US GAAP basis. The estimated per share capital loss would be $0.50.

     The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2008, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.

			NET ASSET	SHARES
		NET ASSETS	VALUE	OUSTANDING
	SHARE CLASS	(000S)	PER SHARE	(000S)
SMALLCAP BLEND FUND I
ACQUIRED FUND	Institutional	$130,595	$12.54	10,413
	R-1	296	12.10	24
	R-2	1,088	11.93	91
	R-3	3,248	12.09	269
	R-4	384	12.24	31
	R-5	271	12.34	22
TOTAL ACQUIRED FUND		$135,882		10,850

SMALLCAP S&P 600 INDEX FUND
ACQUIRING FUND	Class J	$ 77,935	$15.06	5,175
	Institutional	237,600	15.57	15,262
	R-1	4,460	15.47	288
	R-2	20,586	15.67	1,314
	R-3	44,041	15.79	2,790
	R-4	20,004	15.89	1,259
	R-5	76,320	15.91	4,797
TOTAL ACQUIRING FUND		$480,946		30,885

REDUCTION IN NET ASSETS	Institutional	$ (13)	$ (0.00)	(1)
AND DECREASE IN NET ASSET	R-1	*	**	***
VALUES PER SHARE OF THE	R-2	*	**	***
ACQUIRED FUND TO REFLECT	R-3	*	**	***
THE ESTIMATED EXPENSES OF	R-4	*	**	***
THE REORGANIZATION	R-5	*	**	***

REDUCTION IN SHARES	Institutional			(2,025)
OUSTANDING OF THE	R-1			(5)
ACQUIRED FUND TO	R-2			(22)
REFLECT THE EXCHANGE	R-3			(63)
FOR THE SHARES OF	R-4			(7)
THE ACQUIRING FUND	R-5			(5)

SMALLCAP S&P 600 INDEX FUND
ACQUIRING FUND
(PRO FORMA ASSUMING REORGANIZATION) (1)
	Class J	$ 77,935	$15.06	5,175
	Institutional	368,182	15.57	23,649
	R-1	4,756	15.47	307
	R-2	21,674	15.67	1,383
	R-3	47,289	15.79	2,996
	R-4	20,388	15.89	1,283
	R-5	76,591	15.91	4,814
TOTAL ACQUIRING FUND		$616,815		39,607
(PRO FORMA ASSUMING REORGANIZATION)

*	Less than $500.
**	Per share amount is less than $.005.
***	Less than 500 shares.
(1)	SmallCap Blend Fund I is expected to redeem approximately $130,595,000 on the date of the Reorganization. If the proposed redemption were reflected in the table, the pro forma information for the SmallCap S&P 600 Index Fund as a result of the Reorganization would change in the following respects:
Institutional Net Assets and Shares Outstanding would be approximately
$237,587,000 and 15,261,000 and Total Net Assets and Shares Outstanding
would be approximately $486,220,000 and 31,219,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objective.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Warrants

     Each of the Funds may invest in warrants though neither of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Exchange Traded Funds (ETFs)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Small and Medium Capitalization Companies

     The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and

•	the counterparty may fail to perform its obligations.

Initial Public Offerings (“IPOs”)

     An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in

IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Foreign Investing

     The Acquired Fund may invest in securities of foreign companies which are:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate. Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class Shares”), and Institutional Class shares. The Acquiring Fund also offers Class J shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. The Acquiring Fund may offer additional share classes in the future.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     This section describes the fees and expenses you may pay if you invest in Institutional Retirement Class shares. In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing fees

     Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

     Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

The Retirement Class shares may also be charged the following fees:

•	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Under the plan, the R-1, R-2, R-3, and R-4 classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•	Service Fee – Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.

•	Administrative Service Fee – Principal has entered into an Administrative Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

     Princor and Principal Funds Distributor (“PFD”) are the Fund’s principal underwriters for Institutional Class and Retirement Class shares. They may, from time-to-time, at their expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor, PFD, or their affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s and PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s and PFD’s resources and from their retention of underwriting concessions.

     You may obtain more information about sales charge reductions and waivers through a link on PFI’s website at www.PrincipalFunds.com, from the Statement of Additional Information, or from your Investment Representative.

Distribution Plans and Additional Information Regarding Intermediary Compensation

     Each of the Funds has adopted a 12b-1 Plan for the R-1, R-2, R-3, and R-4 Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributors for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The term “Distributors” as used in this section refers to both Princor and PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquired and Acquiring Funds. These financial intermediaries receive compensation from the Distributors and their affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, and trust companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributors and their affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributors. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributors and their affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the and related investor services.

     Additionally, the Distributors may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributors may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (‘‘ticket’’) charges, and general marketing expenses.

     In connection with the purchase by PMC of WM Advisors, the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquired and Acquiring Funds) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

     As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation	National Financial Services Corp.
Advest, Inc.	National Investors Corporation
A.G. Edwards & Sons, Inc.	National Planning Corporation
AIG Advisors, Inc.	NFP Securities, Inc.
American Portfolios Financial Services, Inc.	Oppenheimer & Co., Inc.
Ameriprise Financial Services Corp.	Pacific Select Distributors, Inc.
Associated Financial Group	Pershing Piper Jaffray & Co.
Associated Securities Corp.	ProEquities, Inc.
AXA Advisors, LLC	Prospera Financial Services, Inc.
Cadaret, Grant & Co., Inc.	Prudential Investment Management
Charles Schwab & Co., Inc.	Services, LLC
Citigroup Global Markets, Inc.	Raymond James & Associates, Inc.
Commonwealth Financial Network	Raymond James Financial Services, Inc.
Farmers Financial Solutions, LLC	RBC Dain Rauscher, Inc.
FFP Securities, Inc.	Royal Alliance Associates, Inc.
FSC Securities Corporation	Scottrade, Inc.
G.A. Repple & Company	Securities America, Inc.
H. Beck, Inc.	Sentra Securities Corp./Spelman and
INVEST Financial Corporation	Co., Inc.
Investacorp, Inc.	SII Investments, Inc.
Investment Advisors & Consultants, Inc.	Sorrento Pacific Financial, LLC
Investment Centers of America, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	SunAmerica Securities, Inc.

Jefferson Pilot Securities Corporation	Triad Advisors, Inc.
Linsco/Private Ledger Corp.	UBS Financial Services, Inc.
McDonald Investments, Inc.	United Planners’ Financial Services of
Merrill Lynch, Pierce, Fenner & Smith Inc.	America
M.L. Stern & Co.	Wachovia Securities, LLC
Morgan Stanley DW, Inc.	WM Financial Services, Inc.
Mutual Service Corporation	Waterstone Financial Group, Inc.

       To obtain a current list of such firms, call 1-800-222-5852.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions.

     Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

     Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributors for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Dividends and Distributions

     The Acquired and Acquiring Funds pay their net investment income on an annual basis. The payment date is the last business day of the year. Payments are made to shareholders of record on the business day prior to the payment date. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

       NOTES:

•	A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.
•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
•	Special tax rules apply to dividends and distributions paid to retirement plans.

Pricing of Fund Shares

     The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday , Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

      For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.

NOTE:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned.

Purchases of Shares

     Institutional Class shares may be purchased from Princor or PFD, the Fund’s principal underwriters for this class. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

       Retirement Class Shares may be purchased:

•	via the internet
	•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members
	•	available 7 days a week (7 a.m. to 9 p.m. Central Time
•	using a modem
	•	plan contributions transferred electronically
	•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members
	•	available 24 hours a day, 7 days a week

     To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Redemptions of Shares

     Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Funds in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Retirement Class Shares may be sold back to the Funds any day the NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this information statement/prospectus.

Redemption Fees

     The Board has determined that it is not necessary to impose a fee upon the redemption of Institutional or Retirement Class shares because PFI has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Exchanges of Fund Shares

     An exchange between PFI Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, PFI will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Board or PMC believes it is in the best interests of the Fund, PFI reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Frequent Purchases and Redemptions

     The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

     Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:
	•	Forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund, and
	•	Causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Funds, and
•	Increase expenses of the Funds due to:
	•	Increased broker-dealer commissions and
	•	Increased recordkeeping and related costs

     The Acquired Fund may be at greater risk of harm due to frequent purchases and redemptions because it invests in foreign securities and may appeal to investors attempting to take advantage of time-zone arbitrage. It is necessary to identify such abusive trading practices because the abuses described above will negatively impact the Fund. The potential negative impact and harms of undetected excessive trading in shares of the Acquiring Fund in which the Principal LifeTime Funds invest could flow through to the Principal LifeTime Funds as they would for any fund shareholder.

     The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While the policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that all instances of abusive trading will be identified and prevented and the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds invest could flow through to the Principal LifeTime Funds as they would for any Fund shareholder. When abusive trading is identified, the policies and procedures will be applied in a fair and uniform manner. The following actions may include, but not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year;

•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.

       The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

     Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a PFI Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

     PFI will publish month-end portfolio holdings information for the PFI Funds on the principal.com website and the PrincipalFunds.com website on the 15th business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until PFI files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website.

     Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of PFI’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on September 2, 2008, (the “Record Date”) are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/ Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meetings. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganizations and will be paid by the Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of September 2, 2008, Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

SmallCap Blend Fund I		SmallCap S&P 600 Index Fund
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
Institutional	9,863,751.859	Institutional	16,370,997.167
R-1	25,178.621	R-1	317,906.285
R-2	65,015.181	R-2	1,310,590.843
R-3	248,348.683	R-3	2,813,512.925
R-4	33,867.633	R-4	1,666,320.909
R-5	22,623.900	R-5	4,874,333.263
		J	5,322,086.132

     As of the September 2, 2008, Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more the outstanding shares of any class of shares of the Acquired Fund:

		Percentage of
Share Class	Name/Address of Shareholder	Ownership
Institutional	PRINCIPAL LIFE INSURANCE CO	100.00%
	C/O PENSION TRADE DESK
	PO BOX 9397 DES MOINES IA 50306-9397

R-1	DELAWARE CHARTER GUARANTEE & TRUST	100.00
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH STREET DES MOINES IA 50303

R-2	DELAWARE CHARTER GUARANTEE & TRUST	13.68
	FBO VARIOUS NONQUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-2	DELAWARE CHARTER GUARANTEE & TRUST	86.31
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-3	DELAWARE CHARTER GUARANTEE & TRUST	96.56
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-4	DELAWARE CHARTER GUARANTEE & TRUST	100.00
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-5	DELAWARE CHARTER GUARANTEE & TRUST	93.92
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more the outstanding shares of any class of shares of the Acquiring Fund:

		Percentage of
Share Class	Name/Address of Shareholder	Ownership
Institutional	LIFETIME 2010 FUND	14.68%
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST DES MOINES IA 50392-0001

Institutional	LIFETIME 2020 FUND	32.52
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST DES MOINES IA 50392-0001

Institutional	LIFETIME 2040 FUND	9.37
	ATTN MUTUAL FUND ACCOUNTING-H221
	711 HIGH ST DES MOINES IA 50309-2732

Institutional	LIFETIME 2030 FUND	18.32
	ATTN MUTUAL FUND ACCOUNTING- H221
	711 HIGH ST DES MOINES IA 50392-0001

Institutional	DCGT AS TTEE AND/OR CUST	6.51
	FBO PRINCIPAL FINANCIAL GROUP
	QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50303

R-1	ATTN NPIO TRADE DESK	10.41
	DCGT AS TTEE AND/OR CUST
	FBO SHEET METAL WORKERS
	LOCAL UNION 20 PENSION
	711 HIGH ST DES MOINES IA 50309-2732

R-1	DELAWARE CHARTER GUARANTEE & TRUST	88.46
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH ST DES MOINES IA 50303

R-2	DELAWARE CHARTER GUARANTEE & TRUST	97.64
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-3	DELAWARE CHARTER GUARANTEE & TRUST	94.08
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-4	DELAWARE CHARTER GUARANTEE & TRUST	95.03
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-5	DELAWARE CHARTER GUARANTEE & TRUST	93.38
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2008. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2003 through October 31, 2007 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2008 has not been audited.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

SMALLCAP BLEND FUND I
R-3 shares	2008(a)	2007	2006	2005	2004	2003(b)
Net Asset Value, Beginning of Period	$ 16.10	$ 16.50	$ 16.29	$ 14.80	$ 13.56	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.04)	(0.09)	(0.08)	(0.07)	(0.05)	(0.06)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.87)	1.39	1.44	1.83	2.10	3.62

Total From Investment Operations	(1.91)	1.30	1.36	1.76	2.05	3.56
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.02)	–	–
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)	(0.81)	–

Total Dividends and Distributions	(2.10)	(1.70)	(1.15)	(0.27)	(0.81)	–

Net Asset Value, End of Period	$ 12.09	$ 16.10	$ 16.50	$ 16.29	$ 14.80	$ 13.56

Total Return	(13.07)%(d)	8.31%	8.52%	11.98%	15.88%	35.60%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,248	$ 3,443	$ 3,580	$ 2,945	$ 158	$ 136
Ratio of Expenses to Average
Net Assets	1.58%(e)	1.57%	1.57%	1.57%	1.54%	1.54%(e)
Ratio of Gross Expenses to Average
Net Assets	–	–	–	–	1.57%(f)	1.57%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.57)%(e)	(0.58)%	(0.50)%	(0.43)%	(0.39)%	(0.60)%(e)
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%	117.5%	111.5%(e)

SMALLCAP BLEND FUND I
R-2 shares	2008(a)	2007	2006	2005	2004	2003(b)
Net Asset Value, Beginning of Period	$ 15.93	$ 16.37	$ 16.19	$ 14.74	$ 13.54	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.05)	(0.12)	(0.11)	(0.11)	(0.09)	(0.07)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.85)	1.38	1.44	1.83	2.10	3.61

Total From Investment Operations	(1.90)	1.26	1.33	1.72	2.01	3.54
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.02)	–	–
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)	(0.81)	–

Total Dividends and Distributions	(2.10)	(1.70)	(1.15)	(0.27)	(0.81)	–

Net Asset Value, End of Period	$ 11.93	$ 15.93	$ 16.37	$ 16.19	$ 14.74	$ 13.54

Total Return	(13.16)%(d)	8.11%	8.38%	11.74%	15.59%	35.40%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,088	$ 860	$ 1,265	$ 965	$ 83	$ 135
Ratio of Expenses to Average
Net Assets	1.76%(e)	1.75%	1.75%	1.75%	1.72%	1.72%(e)
Ratio of Gross Expenses to Average
Net Assets	–	–	–	–	1.75%(f)	1.75%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.78)%(e)	(0.77)%	(0.67)%	(0.66)%	(0.66)%	(0.79)%(e)
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%	117.5%	111.5%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)
SMALLCAP BLEND FUND I
R-1 shares	2008(a)	2007	2006	2005
Net Asset Value, Beginning of Period	$ 16.13	$ 16.58	$ 16.41	$ 15.02
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.06)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.87)	1.39	1.45	1.79

Total From Investment Operations	(1.93)	1.25	1.32	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.02)
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)

Total Dividends and Distributions	(2.10)	(1.70)	(1.15)	(0.27)

Net Asset Value, End of Period	$ 12.10	$ 16.13	$ 16.58	$ 16.41

Total Return	(13.19)%(d)	7.93%	8.20%	11.10%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 296	$ 213	$ 166	$ 41
Ratio of Expenses to Average
Net Assets	1.89%(e)	1.88%	1.88%	1.88%
Ratio of Net Investment Income
to Average Net Assets	(0.89)%(e)	(0.89)%	(0.82)%	(0.83)%
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%

SMALLCAP BLEND FUND I
Institutional shares	2008(a)	2007	2006	2005	2004	2003(b)
Net Asset Value, Beginning of Period	$ 16.58	$ 16.86	$ 16.54	$ 14.95	$ 13.62	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	–	–	0.01	–	0.07	–
Net Realized and Unrealized Gain
(Loss) on Investments	(1.94)	1.43	1.47	1.87	2.07	3.62

Total From Investment Operations	(1.94)	1.43	1.48	1.87	2.14	3.62
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.01)	(0.01)	(0.03)	–	–
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)	(0.81)	–

Total Dividends and Distributions	(2.10)	(1.71)	(1.16)	(0.28)	(0.81)	–

Net Asset Value, End of Period	$ 12.54	$ 16.58	$ 16.86	$ 16.54	$ 14.95	$ 13.62

Total Return	(12.85)%(d)	8.94%	9.14%	12.59%	16.50%	36.20%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 130,595	$ 171,101	$ 220,551	$ 235,767	$ 159,678	$ 4,868
Ratio of Expenses to Average
Net Assets	1.01%(e)	1.00%	1.00%	1.00%	0.94%	0.97%(e)
Ratio of Gross Expenses to Average
Net Assets	–	–	–	–	1.00%(f)	1.00%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	0.00%(e)	(0.02)%	0.08%	0.01%	0.53%	(0.04)%(e)
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%	117.5%	111.5%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)
SMALLCAP BLEND FUND I
R-5 shares	2008(a)	2007	2006	2005	2004	2003(b)
Net Asset Value, Beginning of Period	$ 16.37	$ 16.70	$ 16.42	$ 14.88	$ 13.59	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.02)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.91)	1.41	1.46	1.85	2.13	3.62

Total From Investment Operations	(1.93)	1.37	1.43	1.82	2.10	3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.03)	–	–
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)	(0.81)	–

Total Dividends and Distributions	(2.10)	(1.70)	(1.15)	(0.28)	(0.81)	–

Net Asset Value, End of Period	$ 12.34	$ 16.37	$ 16.70	$ 16.42	$ 14.88	$ 13.59

Total Return	(12.97)%(d)	8.65%	8.90%	12.28%	16.23%	35.90%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 271	$ 348	$ 315	$ 276	$ 71	$ 136
Ratio of Expenses to Average Net Assets	1.27%(e)	1.26%	1.26%	1.26%	1.23%	1.23%(e)
Ratio of Gross Expenses to Average
Net Assets	–	–	–	–	1.26%(f)	1.26%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.27)%(e)	(0.26)%	(0.18)%	(0.21)%	(0.18)%	(0.30)%(e)
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%	117.5%	111.5%(e)
SMALLCAP BLEND FUND I
R-4 shares	2008(a)	2007	2006	2005	2004	2003(b)
Net Asset Value, Beginning of Period	$ 16.26	$ 16.62	$ 16.37	$ 14.85	$ 13.58	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.02)	(0.06)	(0.05)	(0.06)	(0.03)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.90)	1.40	1.45	1.86	2.11	3.62

Total From Investment Operations	(1.92)	1.34	1.40	1.80	2.08	3.58
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	(0.03)	–	–
Distributions from Realized Gains	(2.10)	(1.70)	(1.15)	(0.25)	(0.81)	–

Total Dividends and Distributions	(2.10)	(1.70)	(1.15)	(0.28)	(0.81)	–

Net Asset Value, End of Period	$ 12.24	$ 16.26	$ 16.62	$ 16.37	$ 14.85	$ 13.58

Total Return	(12.99)%(d)	8.50%	8.74%	12.16%	16.09%	35.80%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 384	$ 937	$ 1,004	$ 355	$ 161	$ 136
Ratio of Expenses to Average Net Assets	1.39%(e)	1.38%	1.38%	1.38%	1.35%	1.35%(e)
Ratio of Gross Expenses to Average
Net Assets	–	–	–	–	1.38%(f)	1.38%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.36)%(e)	(0.40)%	(0.30)%	(0.36)%	(0.20)%	(0.42)%(e)
Portfolio Turnover Rate	75.0%(e)	100.1%	109.8%	110.2%	117.5%	111.5%(e)

(a)	Six months ended April 30, 2008.
(b)	Period from December 30, 2002, date operations commenced, through October 31, 2003.
(c)	Calculated based on average shares outstanding during the period.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Expense ratio without commission rebates.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

SMALLCAP S&P 600 INDEX FUND
R-3 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.57	$ 18.75	$ 16.65	$ 14.94	$ 12.91	$ 9.75
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.05	0.07	0.05	0.05	0.05	0.02
Net Realized and Unrealized Gain
(Loss) on Investments	(2.25)	1.88	2.46	2.07	1.98	3.14

Total From Investment Operations	(2.20)	1.95	2.51	2.12	2.03	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	(0.04)	(0.03)	(0.05)	–	–
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.58)	(1.13)	(0.41)	(0.41)	–	–

Net Asset Value, End of Period	$ 15.79	$ 19.57	$ 18.75	$ 16.65	$ 14.94	$ 12.91

Total Return	(11.79)%(c)	10.78%	15.26%	14.32%	15.75%	32.41%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 44,041	$ 50,068	$ 34,153	$ 24,278	$ 11,912	$ 3,540
Ratio of Expenses to Average
Net Assets	0.73%(d)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income
to Average Net Assets	0.67%(d)	0.39%	0.30%	0.29%	0.38%	0.18%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

SMALLCAP S&P 600 INDEX FUND
R-2 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.42	$ 18.61	$ 16.53	$ 14.86	$ 12.87	$ 9.71
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.04	0.04	0.02	0.02	0.03	–
Net Realized and Unrealized Gain
(Loss) on Investments	(2.24)	1.87	2.44	2.06	1.96	3.16

Total From Investment Operations	(2.20)	1.91	2.46	2.08	1.99	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	–	(0.05)	–	–
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.55)	(1.10)	(0.38)	(0.41)	–	–

Net Asset Value, End of Period	$ 15.67	$ 19.42	$ 18.61	$ 16.53	$ 14.86	$ 12.87

Total Return	(11.88)%(c)	10.61%	15.06%	14.11%	15.48%	32.54%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 20,586	$ 25,125	$ 22,868	$ 16,875	$ 11,254	$ 3,176
Ratio of Expenses to Average
Net Assets	0.91%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income
to Average Net Assets	0.49%(d)	0.21%	0.12%	0.10%	0.21%	0.01%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

SMALLCAP S&P 600 INDEX FUND
R-1 shares	2008(a)	2007	2006	2005
Net Asset Value, Beginning of Period	$ 19.18	$ 18.41	$ 16.37	$ 14.81
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.03	0.01	–	–
Net Realized and Unrealized Gain
(Loss) on Investments	(2.21)	1.85	2.42	1.97

Total From Investment Operations	(2.18)	1.86	2.42	1.97
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	–	–	(0.05)
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)

Total Dividends and Distributions	(1.53)	(1.09)	(0.38)	(0.41)

Net Asset Value, End of Period	$ 15.47	$ 19.18	$ 18.41	$ 16.37

Total Return	(11.92)%(c)	10.44%	14.96% 13.40%(c)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 4,460	$ 4,520	$ 1,949	$ 122
Ratio of Expenses to Average
Net Assets	1.04%(d)	1.03%	1.03%	1.03%
Ratio of Net Investment Income
to Average Net Assets	0.36%(d)	0.08%	(0.01)%	0.01%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%

SMALLCAP S&P 600 INDEX FUND
Class J shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 18.74	$ 17.99	$ 15.99	$ 14.40	$ 12.49	$ 9.50
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.04	0.05	0.02	–	–	(0.05)
Net Realized and Unrealized Gain
(Loss) on Investments	(2.15)	1.81	2.36	2.00	1.91	3.04

Total From Investment Operations	(2.11)	1.86	2.38	2.00	1.91	2.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	–	(0.05)	–	–
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.57)	(1.11)	(0.38)	(0.41)	–	–

Net Asset Value, End of Period	$ 15.06	$ 18.74	$ 17.99	$ 15.99	$ 14.40	$ 12.49

Total Return(e)	(11.84)%(c)	10.67%	15.06%	13.99%	15.31%	31.47%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 77,935	$ 87,109	$ 73,824	$ 57,122	$ 33,134	$ 17,505
Ratio of Expenses to Average
Net Assets	0.83%(d)	0.82%	0.89%	1.00%	1.06%	1.38%
Ratio of Gross Expenses to Average
Net Assets(f)	–	–	–	–	1.06%	1.49%
Ratio of Net Investment Income
to Average Net Assets	0.57%(d)	0.29%	0.13%	0.01%	0.01%	(0.47)%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

SMALLCAP S&P 600 INDEX FUND
Institutional shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.37	$ 18.58	$ 16.50	$ 14.73	$ 12.70	$ 9.59
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.10	0.18	0.15	0.14	0.13	0.08
Net Realized and Unrealized Gain
(Loss) on Investments	(2.23)	1.85	2.44	2.05	1.95	3.07

Total From Investment Operations	(2.13)	2.03	2.59	2.19	2.08	3.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.15)	(0.13)	(0.06)	(0.05)	(0.04)
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.67)	(1.24)	(0.51)	(0.42)	(0.05)	(0.04)

Net Asset Value, End of Period	$ 15.57	$ 19.37	$ 18.58	$ 16.50	$ 14.73	$ 12.70

Total Return	(11.54)%(c)	11.40%	15.95%	15.00%	16.41%	33.04%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 237,600	$ 235,208	$ 165,346	$ 99,202	$ 48,472	$ 18,585
Ratio of Expenses to Average
Net Assets	0.16%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income
to Average Net Assets	1.25%(d)	0.96%	0.87%	0.86%	0.94%	0.74%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

SMALLCAP S&P 600 INDEX FUND
R-5 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.74	$ 18.90	$ 16.78	$ 15.01	$ 12.95	$ 9.77
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.08	0.13	0.11	0.10	0.09	0.05
Net Realized and Unrealized Gain
(Loss) on Investments	(2.28)	1.90	2.47	2.08	1.98	3.15

Total From Investment Operations	(2.20)	2.03	2.58	2.18	2.07	3.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.10)	(0.08)	(0.05)	(0.01)	(0.02)
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.63)	(1.19)	(0.46)	(0.41)	(0.01)	(0.02)

Net Asset Value, End of Period	$ 15.91	$ 19.74	$ 18.90	$ 16.78	$ 15.01	$ 12.95

Total Return	(11.69)%(c)	11.16%	15.63%	14.69%	16.03%	32.80%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 76,320	$ 90,876	$ 76,595	$ 50,828	$ 26,093	$ 15,535
Ratio of Expenses to Average
Net Assets	0.42%(d)	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income
to Average Net Assets	0.99%(d)	0.70%	0.61%	0.59%	0.63%	0.51%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

SMALLCAP S&P 600 INDEX FUND
R-4 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.70	$ 18.87	$ 16.75	$ 15.00	$ 12.94	$ 9.76
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	0.07	0.11	0.09	0.08	0.08	0.05
Net Realized and Unrealized Gain
(Loss) on Investments	(2.27)	1.89	2.47	2.08	1.98	3.14

Total From Investment Operations	(2.20)	2.00	2.56	2.16	2.06	3.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.08)	(0.06)	(0.05)	–	(0.01)
Distributions from Realized Gains	(1.52)	(1.09)	(0.38)	(0.36)	–	–

Total Dividends and Distributions	(1.61)	(1.17)	(0.44)	(0.41)	–	(0.01)

Net Asset Value, End of Period	$ 15.89	$ 19.70	$ 18.87	$ 16.75	$ 15.00	$ 12.94

Total Return	(11.72)%(c)	10.99%	15.51%	14.55%	15.94%	32.67%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 20,004	$ 17,278	$ 12,791	$ 7,214	$ 2,807	$ 1,034
Ratio of Expenses to Average
Net Assets	0.54%(d)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income
to Average Net Assets	0.85%(d)	0.59%	0.49%	0.48%	0.55%	0.36%
Portfolio Turnover Rate	48.6%(d)	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Six months ended April 30, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Total return is calculated without the contingent deferred sales charge.
(f)	Excludes expense reimbursement from Manager.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008 have also been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

October 13, 2008
Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

SmallCap Blend Fund I and
SmallCap S&P 600 Index Fund

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the SmallCap S&P 600 Index Fund series of the Fund (“SmallCap S&P 600 Index”) acquire all of the assets of the SmallCap Blend Fund I series of the Fund (“SmallCap Blend I”) in exchange for the assumption by SmallCap S&P 600 Index of all of the liabilities of SmallCap Blend I and shares issued by SmallCap S&P 600 Index which are thereafter to be distributed by SmallCap Blend I pro rata to its shareholders in complete liquidation and termination of SmallCap Blend I and in exchange for all of SmallCap Blend I’s outstanding shares.

     SmallCap Blend I will transfer to SmallCap S&P 600 Index, and SmallCap S&P 600 Index will acquire from SmallCap Blend I, all of the assets of SmallCap Blend I on the Closing Date and will assume from SmallCap Blend I all of the liabilities of SmallCap Blend I in exchange for the issuance of the number of shares of SmallCap S&P 600 Index determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SmallCap Blend I in complete liquidation and termination of SmallCap Blend I and in exchange for all of SmallCap Blend I’s outstanding shares. SmallCap Blend I will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SmallCap Blend I in proper form prior to the Closing Date shall be fulfilled by SmallCap Blend I. Redemption requests received by SmallCap Blend I thereafter will be treated as requests for redemption of those shares of SmallCap S&P 600 Index allocable to the shareholder in question.

     SmallCap Blend I will declare, and SmallCap S&P 600 Index may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, SmallCap S&P 600 Index will issue to SmallCap Blend I a number of full and fractional shares of SmallCap S&P 600 Index, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of SmallCap Blend I. The aggregate value of the net assets of SmallCap Blend I and SmallCap S&P 600 Index shall be determined in accordance with the then current Prospectus of SmallCap S&P 600 Index as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2008, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.” In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SmallCap S&P 600 Index or SmallCap Blend I to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, SmallCap Blend I shall (a) distribute on a pro rata basis to the shareholders of record of SmallCap Blend I at the close of business on the Closing Date the shares of SmallCap S&P 600 Index received by SmallCap Blend I at the Closing in exchange for all of SmallCap Blend I’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of SmallCap S&P 600 Index to shareholders of SmallCap Blend I, SmallCap S&P 600 Index shall credit its books an appropriate number its shares to the account of each shareholder of SmallCap Blend I. No certificates will be issued for shares of SmallCap S&P 600 Index. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SmallCap Blend I, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SmallCap S&P 600 Index to be credited on the books of SmallCap S&P 600 Index in respect of such shares of SmallCap Blend I as provided above.

     Prior to the Closing Date, SmallCap Blend I shall deliver to SmallCap S&P 600 Index a list setting forth the assets to be assigned, delivered and transferred to SmallCap S&P 600 Index, including the securities then owned by SmallCap Blend I and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SmallCap S&P 600 Index pursuant to this Plan.

     All of SmallCap Blend I’s portfolio securities shall be delivered by SmallCap Blend I’s custodian on the Closing Date to SmallCap S&P 600 Index or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SmallCap S&P 600 Index or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SmallCap

Blend I’s account at its custodian to SmallCap S&P 600 Index’s account at its custodian. If on the Closing Date SmallCap Blend I is unable to make good delivery to SmallCap S&P 600 Index’s custodian of any of SmallCap Blend I’s portfolio securities because such securities have not yet been delivered to SmallCap Blend I’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SmallCap Blend I shall deliver to SmallCap S&P 600 Index’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SmallCap S&P 600 Index, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SmallCap S&P 600 Index.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SmallCap Blend I and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SmallCap Blend I no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SmallCap Blend I.

     Except as expressly provided otherwise in this Plan, SmallCap Blend I will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President and its Executive Vice President as of the _______th day of __________________, 2008.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Blend Fund I

By: ____________________________________________
Nora Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap S&P 600 Index Fund

By: __________________________________________________
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Proxy Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

B-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PFSML1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRINCIPAL FUNDS, INC. -
SMALLCAP BLEND FUND I

The Board of Directors recommends that shareholders vote **FOR** the following proposal.

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PART B

INFORMATION REQUIRED IN

A STATEMENT OF ADDITIONAL INFORMATION

     PRINCIPAL FUNDS, INC. 680 8th Street Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: October 13, 2008

     This Statement of Additional Information is available to the shareholders of the SmallCap Blend Fund I (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the SmallCap S&P 600 Index Fund (the "Acquiring Fund"), each of which is a separate series of Principal Funds, Inc. ( the "Reorganization").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated October 13, 2008, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on November 12, 2008. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

     This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

(1)	The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated
May 1, 2008, as supplemented;

(2)	The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007, which have been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, as filed on Form N-CSR on December 28, 2007; and

(3)	The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008, as filed on Form N-CSRS on July 7, 2008.

     The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 9, 2008, the Board of Directors of PFI approved a Plan of Acquisition whereby, the SmallCap S&P 600 Index Fund (the "Acquiring Fund") will acquire all the assets of the SmallCap Blend Fund I (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2008. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

Statements of Assets and Liabilities
Principal Funds, Inc.
April 30, 2008 (unaudited)
Amounts in thousands

	SmallCap	SmallCap S&P	Pro Forma		Pro Forma SmallCap S&P
	Blend Fund I	600 Index Fund	Adjustments		600 Index Fund
Investment in securities--at cost	$ 169,909	$ 580,788	$ (5,390)	(d)	$ 745,307

Assets
Investment in securities--at value	$ 164,519	$ 567,785	$ -		$ 732,304
Cash	780	11	-		791
Receivables:
Capital Shares sold	4	497	-		501
Dividends and interest	61	296	-		357
Expense reimbursement from Underwriter	-	3	-		3
Investment securities sold		147	-		147
Prepaid directors' expenses	2	2	-		4

Total Assets	165,366	568,741	-		734,107

Liabilities
Accrued management and investment advisory fees	110	58	-		168
Accrued administrative service fees	1	19	-		20
Accrued distribution fees	1	45	-		46
Accrued service fees	1	23	-		24
Accrued transfer agent fees	-	26	-		26
Accrued other expenses	4	26	-		30
Payables:
Capital Shares reacquired	28	316	-		344
Reorganization costs	-	-	13	(c)	13
Variation margin on futures contracts	-	15	-		15
Collateral obligation on securities loaned, at value	29,339	87,267	-		116,606

Total Liabilities	29,484	87,795	13		117,292

Net Assets Applicable to Outstanding Shares	$ 135,882	$ 480,946	$ (13)		$ 616,815

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 149,493	$ 488,280	$ -		$ 637,773
Accumulated undistributed (overdistributed) net investment income (operating loss)	(12)	1,587	(13)	(c)	1,562
Accumulated undistributed (overdistributed) net realized gain (loss)	(8,209)	3,774	(5,390)	(d)	(9,825)
Net unrealized appreciation (depreciation) of investments	(5,390)	(12,695)	5,390	(d)	(12,695)

Total Net Assets	$ 135,882	$ 480,946	$ (13)		$ 616,815

Capital Stock (par value: $.01 a share):
Shares authorized	265,000	305,000	-		305,000
Net Asset Value Per Share:
Class J: Net Assets	N/A	$ 77,935	$ -		$ 77,935
Shares issued and outstanding		5,175	-	(b)	5,175
Net asset value per share		$ 15.06	(a)		$ 15.06	(a)

Institutional: Net Assets	$ 130,595	$ 237,600	$ (13)	(c)	$ 368,182	(e)
Shares issued and outstanding	10,413	15,262	(2,026)	(b)	23,649
Net asset value per share	$ 12.54	$ 15.57			$ 15.57

R-1: Net Assets	$ 296	$ 4,460	$ -		$ 4,756
Shares issued and outstanding	24	288	(5)	(b)	307
Net asset value per share	$ 12.10	$ 15.47			$ 15.47

R-2: Net Assets	$ 1,088	$ 20,586	$ -		$ 21,674
Shares issued and outstanding	91	1,314	(22)	(b)	1,383
Net asset value per share	$ 11.93	$ 15.67			$ 15.67

R-3: Net Assets	$ 3,248	$ 44,041	$ -		$ 47,289
Shares issued and outstanding	269	2,790	(63)	(b)	2,996
Net asset value per share	$ 12.09	$ 15.79			$ 15.79

R-4: Net Assets	$ 384	$ 20,004	$ -		$ 20,388
Shares issued and outstanding	31	1,259	(7)	(b)	1,283
Net asset value per share	$ 12.24	$ 15.89			$ 15.89

R-5: Net Assets	$ 271	$ 76,320	$ -		$ 76,591
Shares issued and outstanding	22	4,797	(5)	(b)	4,814
Net asset value per share	$ 12.34	$ 15.91			$ 15.91

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of SmallCap Blend Fund I.
(c) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(d) The Reorganization is a taxable reorganization. In accordance with U.S. generally accepted accounting principles, the fair value of the assets of SmallCap Blend Fund I will become the cost basis of such assets transferred to the SmallCap S&P 600 Index Fund on the date of the Reorganization.
(e) SmallCap Blend Fund I is expected to have a redemption of approximately $130,595,000 on the date of the Reorganization, reducing net assets to approximately $486,220,000.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2008 (unaudited)

					Pro Forma
	SmallCap Blend	SmallCap S&P 600	Pro Forma		SmallCap S&P 600
Amounts in thousands	Fund I	Index Fund	Adjustments		Index Fund

Net Investment Income (Operating Loss)
Income:
Dividends	$ 1,496	$ 5,144	$ -		$ 6,640
Interest	15	113	-		128
Securities lending	266	823	-		1,089

Total Income	1,777	6,080	-		7,857
Expenses:
Management and investment advisory fees	1,684	705	(1,435)	(a)	954
Distribution Fees - R-1	1	13	-		14
Distribution Fees - R-2	3	70	-		73
Distribution Fees - R-3	8	109	-		117
Distribution Fees - R-4	1	17	-		18
Distribution Fees - Class J	N/A	394	-		394
Administrative service fees - R-1	1	11	-		12
Administrative service fees - R-2	2	47	-		49
Administrative service fees - R-3	5	65	-		70
Administrative service fees - R-4	1	22	-		23
Administrative service fees - R-5	-	91	-		91
Registration fees - Class J	N/A	19	-		19
Service Fees - R-1	1	9	-		10
Service Fees - R-2	2	58	-		60
Service Fees - R-3	6	75	-		81
Service Fees - R-4	1	26	-		27
Service Fees - R-5	1	124	-		125
Shareholder reports - Class J	N/A	24	-		24
Transfer agent fees - Class J	N/A	147	-		147
Auditing and legal fees	3	3	(3)	(a)	3
Custodian fees	1	4	(1)	(a)	4
Directors' expenses	1	2	-		3
Other expenses	4	4	-		8

Total Gross Expenses	1,726	2,039	(1,439)		2,326

Less: Reimbursement from Underwriter - Class J	N/A	40	-		40

Total Net Expenses	1,726	1,999	(1,439)		2,286

Net Investment Income (Operating Loss)	51	4,081	1,439		5,571

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	515	26,072	(5,390)	(b)	21,197
Futures contracts	-	(492)	-		(492)
Change in unrealized appreciation/depreciation of:
Investments	(23,634)	(77,516)	5,390	(b)	(95,760)
Futures contracts	-	309	-		309

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(23,119)	(51,627)	-		(74,746)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (23,068)	$ (47,546)	$ 1,439		$ (69,175)

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Due to taxable reorganization.

See accompanying notes

Schedule of Investments
April 30, 2008 (unaudited)

SmallCap	SmallCap	Pro Forma SmallCap		SmallCap	SmallCap	Pro Forma SmallCap
Blend	S&P 600	S&P 600		Blend	S&P 600	S&P 600
Fund I	Index Fund	Index Fund		Fund I	Index Fund	Index Fund

Shares Held (000's)				Value (000's)
			99.26% COMMON STOCKS
			0.16% Advanced Materials & Products
-	25,420	25,420	Ceradyne Inc (a)(b)	-	990	990
			0.15% Advertising Services
-	30,159	30,159	inVentiv Health Inc (b)	-	897	897
			0.75% Aerospace & Defense
-	14,417	14,417	Cubic Corp	-	391	391
-	27,354	27,354	Esterline Technologies Corp (b)	-	1,523	1,523
13,800	32,852	46,652	Teledyne Technologies Inc (a)(b)*	811	1,929	2,740
			1.67% Aerospace & Defense Equipment
-	35,288	35,288	AAR Corp (a)(b)	-	826	826
13,300	41,596	54,896	Curtiss-Wright Corp*	632	1,975	2,607
-	52,557	52,557	GenCorp Inc (a)(b)	-	450	450
12,500	-	12,500	Heico Corp(a)*	644		644
-	23,422	23,422	Kaman Corp	-	635	635
17,100	39,627	56,727	Moog Inc (b)*	737	1,708	2,445
-	54,352	54,352	Orbital Sciences Corp (a)(b)	-	1,463	1,463
4,900	15,542	20,442	Triumph Group Inc (a)*	288	915	1,203
			0.21% Agricultural Operations
11,400	16,837	28,237	Andersons Inc/The (a)*	518	765	1,283
			0.23% Airlines
19,200	56,440	75,640	Skywest Inc*	365	1,074	1,439
			0.14% Apparel Manufacturers
-	17,545	17,545	Maidenform Brands Inc (a)(b)	-	261	261
-	12,989	12,989	Oxford Industries Inc	-	361	361
-	13,590	13,590	Volcom Inc (b)	-	258	258
			0.42% Applications Software
25,700	-	25,700	American Reprographics Co(a)(b)*	408	-	408
-	28,888	28,888	EPIQ Systems Inc (a)(b)	-	446	446
19,300	39,140	58,440	Progress Software Corp (b)*	583	1,183	1,766
			0.02% Athletic Equipment
-	29,353	29,353	Nautilus Inc (a)	-	106	106
			0.06% Athletic Footwear
-	24,895	24,895	K-Swiss Inc	-	365	365
			0.12% Auction House & Art Dealer
41,800	-	41,800	Premier Exhibitions Inc(a)(b)*	243	-	243
17,600	-	17,600	Sotheby's*	487	-	487
			0.09% Audio & Video Products
-	17,008	17,008	Audiovox Corp (b)	-	186	186
-	13,552	13,552	Universal Electronics Inc (b)	-	348	348
			0.04% Auto - Truck Trailers
-	28,556	28,556	Wabash National Corp (a)	-	239	239
			0.03% Auto Repair Centers
-	13,309	13,309	Midas Inc (b)	-	207	207
			0.12% Auto/Truck Parts & Equipment - Original
-	30,344	30,344	Spartan Motors Inc (a)	-	285	285
-	21,552	21,552	Superior Industries International Inc (a)	-	438	438
			0.09% Auto/Truck Parts & Equipment - Replacement
-	20,626	20,626	Aftermarket Technology Corp (b)	-	472	472
-	11,139	11,139	Standard Motor Products Inc	-	68	68
			0.13% Batteries & Battery Systems
22,500	21,012	43,512	Greatbatch Inc (a)(b)*	409	382	791
			0.07% Brewery
-	9,496	9,496	Boston Beer Co Inc (b)	-	421	421
			0.05% Building - Heavy Construction
7,700	-	7,700	Perini Corp(b)*	279	-	279
			0.14% Building - Maintenance & Service
-	41,089	41,089	ABM Industries Inc	-	860	860
			0.28% Building - Mobile Home & Manufactured Housing
-	72,134	72,134	Champion Enterprises Inc (a)(b)	-	744	744
-	59,773	59,773	Fleetwood Enterprises Inc (a)(b)	-	206	206
-	27,889	27,889	Monaco Coach Corp (a)	-	177	177
-	6,322	6,322	Skyline Corp	-	174	174
-	26,968	26,968	Winnebago Industries (a)	-	434	434
			0.17% Building - Residential & Commercial
-	11,464	11,464	M/I Homes Inc (a)	-	197	197
-	28,178	28,178	Meritage Homes Corp (a)(b)	-	534	534
-	60,406	60,406	Standard Pacific Corp (a)	-	306	306
			0.07% Building & Construction - Miscellaneous
-	25,554	25,554	Insituform Technologies Inc (a)(b)	-	432	432
			0.43% Building & Construction Products - Miscellaneous
-	16,926	16,926	Drew Industries Inc (a)(b)	-	413	413
-	27,802	27,802	Gibraltar Industries Inc	-	291	291
-	18,357	18,357	NCI Building Systems Inc (a)(b)	-	443	443
-	34,694	34,694	Quanex Building Products Corp (a)	-	590	590
-	34,759	34,759	Simpson Manufacturing Co Inc (a)	-	917	917
			0.43% Building Products - Air & Heating
23,700	56,335	80,035	Lennox International Inc*	785	1,867	2,652
			0.32% Building Products - Cement & Aggregate
-	25,441	25,441	Texas Industries Inc (a)	-	1,969	1,969
			0.16% Building Products - Doors & Windows
17,000	27,078	44,078	Apogee Enterprises Inc (a)*	379	604	983
			0.10% Building Products - Wood
-	17,602	17,602	Universal Forest Products Inc (a)	-	611	611

			0.03% Casino Hotels
-	13,140	13,140	Monarch Casino & Resort Inc (b)	-	174	174
			0.03% Casino Services
-	32,742	32,742	Shuffle Master Inc (a)(b)	-	161	161
			0.03% Chemicals - Diversified
-	31,992	31,992	Georgia Gulf Corp (a)	-	192	192
			0.19% Chemicals - Plastics
-	86,657	86,657	PolyOne Corp (b)	-	640	640
-	26,003	26,003	Schulman A Inc	-	551	551
			1.24% Chemicals - Specialty
-	23,103	23,103	Arch Chemicals Inc	-	787	787
47,700	49,174	96,874	HB Fuller Co*	1,101	1,135	2,236
-	12,784	12,784	NewMarket Corp	-	830	830
21,700	27,970	49,670	OM Group Inc (a)(b)*	1,188	1,532	2,720
-	39,645	39,645	Omnova Solutions Inc (b)	-	135	135
-	10,436	10,436	Penford Corp	-	229	229
-	9,514	9,514	Quaker Chemical Corp	-	295	295
-	38,545	38,545	Tronox Inc - Class B	-	115	115
-	19,895	19,895	Zep Inc	-	295	295
			0.24% Circuit Boards
16,500	18,917	35,417	Park Electrochemical Corp*	447	512	959
-	39,429	39,429	TTM Technologies Inc (a)(b)	-	525	525
			1.12% Coal
26,000	74,875	100,875	Massey Energy Co	1,361	3,918	5,279
-	24,717	24,717	Patriot Coal Corp (b)	-	1,633	1,633
			0.04% Coffee
-	11,663	11,663	Peet's Coffee & Tea Inc (a)(b)	-	271	271
			0.05% Collectibles
-	16,695	16,695	RC2 Corp (b)	-	309	309
			5.37% Commercial Banks
7,200	-	7,200	Bancfirst Corp*	315	-	315
-	45,213	45,213	Bank Mutual Corp (a)	-	506	506
-	26,057	26,057	Cascade Bancorp (a)	-	238	238
-	26,751	26,751	Central Pacific Financial Corp (a)	-	491	491
-	16,725	16,725	Columbia Banking System Inc	-	453	453
24,300	27,572	51,872	Community Bank System Inc (a)*	619	703	1,322
6,600	-	6,600	Community Trust Bancorp Inc*	198	-	198
-	29,679	29,679	Corus Bankshares Inc (a)	-	218	218
17,900	58,737	76,637	East West Bancorp Inc*	255	836	1,091
-	70,560	70,560	First Bancorp/Puerto Rico (a)	-	726	726
-	59,204	59,204	First Commonwealth Financial Corp (a)	-	737	737
-	28,500	28,500	First Financial Bancorp	-	374	374
-	45,160	45,160	First Midwest Bancorp Inc/IL (a)	-	1,153	1,153
26,900	38,466	65,366	Frontier Financial Corp (a)*	430	615	1,045
19,100	50,128	69,228	Glacier Bancorp Inc (a)*	393	1,032	1,425
18,300	-	18,300	Green Bankshares Inc(a)*	367	-	367
21,200	22,462	43,662	Hancock Holding Co (a)*	875	927	1,802
16,000	35,838	51,838	Hanmi Financial Corp*	112	250	362
-	18,539	18,539	Independent Bank Corp/MI (a)	-	148	148
-	17,472	17,472	Irwin Financial Corp (a)	-	102	102
-	20,262	20,262	Nara Bancorp Inc	-	266	266
-	73,965	73,965	National Penn Bancshares Inc	-	1,234	1,234
-	61,753	61,753	Old National Bancorp/IN (a)	-	1,057	1,057
15,600	-	15,600	Preferred Bank/Los Angeles CA(a)*	183	-	183
-	22,950	22,950	PrivateBancorp Inc (a)	-	780	780
-	35,767	35,767	Prosperity Bancshares Inc	-	1,108	1,108
-	29,419	29,419	Provident Bankshares Corp (a)	-	377	377
-	27,624	27,624	Signature Bank/New York NY (a)(b)	-	729	729
-	67,533	67,533	South Financial Group Inc/The (a)	-	408	408
-	16,575	16,575	Sterling Bancorp/NY	-	272	272
115,800	68,111	183,911	Sterling Bancshares Inc/TX*	1,203	708	1,911
-	48,061	48,061	Sterling Financial Corp/WA (a)	-	587	587
-	79,953	79,953	Susquehanna Bancshares Inc	-	1,590	1,590
23,500	-	23,500	SVB Financial Group(a)(b)*	1,144	-	1,144
15,600	-	15,600	Texas Capital Bancshares Inc(b)*	288	-	288
-	70,256	70,256	Trustco Bank Corp NY (a)	-	613	613
-	97,151	97,151	UCBH Holdings Inc	-	707	707
-	33,441	33,441	UMB Financial Corp	-	1,660	1,660
-	55,864	55,864	Umpqua Holdings Corp (a)	-	824	824
-	35,810	35,810	United Bankshares Inc (a)	-	1,042	1,042
-	38,087	38,087	United Community Banks Inc/GA (a)	-	523	523
-	60,234	60,234	Whitney Holding Corp	-	1,410	1,410
64,700	16,326	81,026	Wilshire Bancorp Inc*	533	134	667
-	21,904	21,904	Wintrust Financial Corp	-	695	695
			0.63% Commercial Services
-	26,337	26,337	Arbitron Inc	-	1,260	1,260
-	4,948	4,948	CPI Corp (a)	-	93	93
-	39,927	39,927	Healthcare Services Group	-	609	609
-	20,486	20,486	HMS Holdings Corp (b)	-	528	528
-	69,708	69,708	Live Nation Inc (a)(b)	-	961	961
-	7,863	7,863	Pre-Paid Legal Services Inc (a)(b)	-	344	344
-	10,554	10,554	Startek Inc (b)	-	100	100
			0.45% Commercial Services - Finance
-	12,291	12,291	Bankrate Inc (a)(b)	-	642	642
-	25,802	25,802	Coinstar Inc (b)	-	823	823
-	24,977	24,977	Rewards Network Inc (b)	-	121	121
-	36,523	36,523	Wright Express Corp (b)	-	1,205	1,205
			0.09% Communications Software
-	24,786	24,786	Captaris Inc (b)	-	120	120
-	23,898	23,898	Digi International Inc (a)(b)	-	197	197
-	28,111	28,111	Smith Micro Software Inc (a)(b)	-	242	242
			0.87% Computer Aided Design
60,700	72,870	133,570	Ansys Inc (b)*	2,442	2,932	5,374

			0.50% Computer Services
-	27,985	27,985	CACI International Inc (b)	-	1,403	1,403
-	49,756	49,756	Ciber Inc (b)	-	311	311
-	22,782	22,782	Manhattan Associates Inc (a)(b)	-	593	593
-	12,174	12,174	SI International Inc (b)	-	279	279
-	30,390	30,390	SYKES Enterprises Inc (b)	-	505	505
			0.31% Computer Software
-	30,014	30,014	Avid Technology Inc (a)(b)	-	626	626
-	41,904	41,904	Blackbaud Inc	-	984	984
-	25,488	25,488	Phoenix Technologies Ltd (b)	-	301	301
			1.13% Computers - Integrated Systems
-	21,170	21,170	Agilysys Inc	-	232	232
-	8,507	8,507	Catapult Communications Corp (b)	-	61	61
-	21,215	21,215	Mercury Computer Systems Inc (a)(b)	-	170	170
42,200	76,265	118,465	Micros Systems Inc (b)*	1,504	2,719	4,223
24,200	16,394	40,594	MTS Systems Corp *	832	564	1,396
-	25,033	25,033	Radiant Systems Inc (b)	-	338	338
-	20,881	20,881	Radisys Corp (a)(b)	-	197	197
-	19,545	19,545	Stratasys Inc (a)(b)	-	380	380
			0.06% Computers - Memory Devices
-	24,550	24,550	Hutchinson Technology Inc (a)(b)	-	347	347
			0.21% Computers - Peripheral Equipment
-	16,519	16,519	Planar Systems Inc (a)(b)	-	38	38
14,200	22,364	36,564	Synaptics Inc (a)(b)*	482	759	1,241
			0.93% Consulting Services
12,000	-	12,000	Forrester Research Inc (b)*	346	-	346
5,500	-	5,500	Huron Consulting Group Inc (b)*	230	-	230
-	17,206	17,206	MAXIMUS Inc	-	652	652
37,200	39,364	76,564	Watson Wyatt Worldwide Inc*	2,181	2,308	4,489
			0.20% Consumer Products - Miscellaneous
-	66,781	66,781	Central Garden and Pet Co - A Shares (a)(b)	-	335	335
-	15,550	15,550	Russ Berrie & Co Inc (b)	-	218	218
-	37,814	37,814	Spectrum Brands Inc (a)(b)	-	170	170
-	15,769	15,769	WD-40 Co	-	491	491
			0.33% Containers - Metal & Glass
26,100	-	26,100	Greif Inc*	1,686	-	1,686
6,700	-	6,700	Silgan Holdings Inc*	357	-	357
			0.08% Containers - Paper & Plastic
-	18,615	18,615	Chesapeake Corp (a)	-	82	82
18,000	-	18,000	Pactiv Corp (b)*	428	-	428
			0.27% Cosmetics & Toiletries
5,600	17,824	23,424	Chattem Inc (a)(b)*	391	1,246	1,637
			0.21% Decision Support Software
14,200	16,524	30,724	SPSS Inc (a)(b)*	600	698	1,298
			0.36% Diagnostic Equipment
17,100	65,088	82,188	Immucor Inc (b)	461	1,756	2,217
			0.69% Diagnostic Kits
4,300	56,700	61,000	Idexx Laboratories Inc (b)	229	3,016	3,245
-	37,283	37,283	Meridian Bioscience Inc	-	1,004	1,004
			0.19% Disposable Medical Products
20,400	11,387	31,787	ICU Medical Inc (b)*	512	286	798
-	25,400	25,400	Merit Medical Systems Inc (a)(b)	-	374	374
			1.66% Distribution & Wholesale
22,700	47,819	70,519	Brightpoint Inc (b)*	208	438	646
-	27,332	27,332	Building Materials Holding Corp (a)	-	127	127
-	42,914	42,914	Fossil Inc (b)	-	1,536	1,536
-	106,349	106,349	LKQ Corp (a)(b)	-	2,314	2,314
-	38,073	38,073	Owens & Minor Inc	-	1,725	1,725
-	44,393	44,393	Pool Corp (a)	-	969	969
-	24,136	24,136	Scansource Inc (b)	-	603	603
7,300	21,746	29,046	United Stationers Inc (b)*	322	959	1,281
-	22,900	22,900	Watsco Inc (a)	-	1,039	1,039
			1.41% Diversified Manufacturing Operations
25,700	39,298	64,998	Acuity Brands Inc*	1,230	1,880	3,110
-	20,128	20,128	AO Smith Corp	-	623	623
-	42,308	42,308	Barnes Group Inc	-	1,103	1,103
13,700	20,121	33,821	EnPro Industries Inc (a)(b)*	497	730	1,227
-	24,466	24,466	Griffon Corp (a)(b)	-	229	229
19,000	-	19,000	Harsco Corp*	1,127	-	1,127
10,700	-	10,700	Koppers Holdings Inc (a)*	518	-	518
-	15,338	15,338	Lydall Inc (b)	-	179	179
-	11,616	11,616	Standex International Corp	-	245	245
-	20,012	20,012	Tredegar Corp (a)	-	327	327
			0.10% Diversified Minerals
-	20,699	20,699	AMCOL International Corp	-	615	615
			0.37% Diversified Operations & Commercial Services
22,600	22,464	45,064	Chemed Corp*	771	766	1,537
-	19,121	19,121	Viad Corp (a)	-	602	602
-	12,474	12,474	Volt Information Sciences Inc (b)	-	166	166
			0.03% Drug Delivery Systems
-	22,839	22,839	Noven Pharmaceuticals Inc (a)(b)	-	208	208
			0.35% E-Commerce - Products
-	14,669	14,669	Blue Nile Inc (a)(b)	-	729	729
45,200	-	45,200	FTD Group Inc (a)*	622	-	622
-	31,256	31,256	NutriSystem Inc (a)	-	628	628
-	15,123	15,123	Stamps.com Inc (a)(b)	-	207	207
			0.06% E-Commerce - Services
2,800	-	2,800	Priceline.com Inc (a)(b)*	357	-	357
			1.33% Electric - Integrated
-	24,090	24,090	Allete Inc	-	1,006	1,006
20,100	49,315	69,415	Avista Corp*	413	1,012	1,425
-	9,558	9,558	Central Vermont Public Service Corp	-	223	223
7,100	12,618	19,718	CH Energy Group Inc*	251	446	697
19,700	55,975	75,675	Cleco Corp*	473	1,344	1,817
13,200	42,000	55,200	El Paso Electric Co (b)*	298	948	1,246
-	23,404	23,404	UIL Holdings Corp	-	733	733
-	32,919	32,919	Unisource Energy Corp (a)	-	1,028	1,028

			0.32% Electric Products - Miscellaneous
39,800	-	39,800	GrafTech International Ltd (b)*	782	-	782
11,900	21,126	33,026	Littelfuse Inc (b)*	438	777	1,215
			1.07% Electronic Components - Miscellaneous
-	11,033	11,033	Bel Fuse Inc	-	288	288
-	64,329	64,329	Benchmark Electronics Inc (b)	-	1,144	1,144
-	31,381	31,381	CTS Corp	-	353	353
-	31,397	31,397	Daktronics Inc (a)	-	464	464
55,900	35,318	91,218	Methode Electronics Inc*	606	383	989
-	43,219	43,219	Plexus Corp (b)	-	1,041	1,041
-	16,664	16,664	Rogers Corp (a)(b)	-	532	532
47,100	38,047	85,147	Technitrol Inc*	989	799	1,788
			1.14% Electronic Components - Semiconductors
-	24,647	24,647	Actel Corp (b)	-	407	407
-	29,922	29,922	Diodes Inc (a)(b)	-	809	809
-	27,949	27,949	DSP Group Inc (b)	-	367	367
-	63,141	63,141	Kopin Corp (b)	-	188	188
29,000	72,739	101,739	Microsemi Corp (a)(b)*	710	1,782	2,492
102,300	150,766	253,066	Skyworks Solutions Inc (a)(b)*	889	1,310	2,199
-	11,975	11,975	Supertex Inc (a)(b)	-	257	257
21,400	-	21,400	Zoran Corp (b)*	282	-	282
			0.08% Electronic Design Automation
-	14,751	14,751	Ansoft Corp (b)	-	489	489
			2.24% Electronic Measurement Instruments
-	12,459	12,459	Analogic Corp	-	717	717
-	15,499	15,499	FARO Technologies Inc (a)(b)	-	546	546
-	127,673	127,673	Flir Systems Inc (a)(b)	-	4,383	4,383
-	28,532	28,532	Itron Inc (a)(b)	-	2,656	2,656
-	12,843	12,843	Keithley Instruments Inc	-	135	135
52,100	112,707	164,807	Trimble Navigation Ltd (b)*	1,708	3,696	5,404
			0.03% Electronic Security Devices
-	17,239	17,239	LoJack Corp (b)	-	170	170
			0.07% Energy - Alternate Sources
-	39,066	39,066	Headwaters Inc (a)(b)	-	447	447
			1.27% Engineering - Research & Development Services
63,800	60,676	124,476	EMCOR Group Inc (b)*	1,599	1,520	3,119
19,600	76,020	95,620	Shaw Group Inc/The (b)*	968	3,757	4,725
			0.11% Engines - Internal Combustion
-	46,236	46,236	Briggs & Stratton Corp (a)	-	704	704
			1.38% Enterprise Software & Services
-	40,975	40,975	Concur Technologies Inc (a)(b)	-	1,358	1,358
-	54,321	54,321	Epicor Software Corp (a)(b)	-	434	434
38,100	81,873	119,973	Informatica Corp (a)(b)*	608	1,307	1,915
22,200	24,690	46,890	JDA Software Group Inc (b)*	420	467	887
19,300	18,206	37,506	Mantech International Corp (b)*	922	870	1,792
4,500	-	4,500	MicroStrategy Inc (b)*	399	-	399
-	32,078	32,078	Omnicell Inc (a)(b)	-	385	385
18,000	-	18,000	Sybase Inc (b)*	530	-	530
-	15,704	15,704	SYNNEX Corp (b)	-	375	375
-	31,780	31,780	Tyler Technologies Inc (a)(b)	-	460	460
			0.52% Entertainment Software
-	71,501	71,501	Take-Two Interactive Software Inc (a)(b)	-	1,876	1,876
-	61,869	61,869	THQ Inc (b)	-	1,317	1,317
			0.19% Environmental Consulting & Engineering
-	54,681	54,681	Tetra Tech Inc (a)(b)	-	1,155	1,155
			0.18% E-Services - Consulting
-	29,682	29,682	Perficient Inc (a)(b)	-	272	272
-	42,263	42,263	Websense Inc (a)(b)	-	822	822
			0.07% Fiduciary Banks
14,000	34,815	48,815	Boston Private Financial Holdings Inc*	130	324	454
			0.33% Filtration & Separation Products
-	47,793	47,793	Clarcor Inc	-	2,005	2,005
			0.29% Finance - Consumer Loans
16,888	-	16,888	Asta Funding Inc*	241	-	241
6,700	14,105	20,805	Portfolio Recovery Associates Inc (a)*	295	621	916
-	15,749	15,749	World Acceptance Corp (a)(b)	-	620	620
			1.16% Finance - Investment Banker & Broker
6,100	-	6,100	Greenhill & Co Inc (a)*	397	-	397
35,500	40,618	76,118	Investment Technology Group Inc (b)*	1,713	1,960	3,673
-	50,336	50,336	LaBranche & Co Inc (a)(b)	-	322	322
37,400	41,043	78,443	optionsXpress Holdings Inc*	803	881	1,684
-	14,570	14,570	Piper Jaffray Cos (a)(b)	-	543	543
-	20,643	20,643	SWS Group Inc	-	271	271
-	26,697	26,697	TradeStation Group Inc (b)	-	249	249
			0.09% Finance - Leasing Company
-	23,690	23,690	Financial Federal Corp	-	553	553
			0.02% Firearms & Ammunition
-	19,337	19,337	Sturm Ruger & Co Inc (a)(b)	-	145	145
			0.48% Food - Baking
41,100	72,787	113,887	Flowers Foods Inc*	1,064	1,884	2,948
			0.11% Food - Canned
-	29,026	29,026	TreeHouse Foods Inc (b)	-	658	658
			0.72% Food - Miscellaneous/Diversified
16,100	-	16,100	Corn Products International Inc*	747	-	747
14,000	37,292	51,292	Hain Celestial Group Inc (a)(b)*	345	920	1,265
-	13,055	13,055	J&J Snack Foods Corp	-	374	374
-	29,034	29,034	Lance Inc	-	609	609
-	24,157	24,157	Ralcorp Holdings Inc (b)	-	1,474	1,474
			0.10% Food - Retail
-	21,364	21,364	Great Atlantic & Pacific Tea Co (a)(b)	-	588	588
			0.53% Food - Wholesale & Distribution
-	12,209	12,209	Nash Finch Co (a)	-	447	447
-	33,098	33,098	Performance Food Group Co (b)	-	1,107	1,107
23,000	20,377	43,377	Spartan Stores Inc*	480	425	905
-	40,092	40,092	United Natural Foods Inc (a)(b)	-	794	794

			1.29% Footwear & Related Apparel
-	76,687	76,687	CROCS Inc (a)(b)	-	783	783
8,200	12,098	20,298	Deckers Outdoor Corp (a)(b)*	1,132	1,670	2,802
56,600	53,387	109,987	Iconix Brand Group Inc (a)(b)*	901	850	1,751
-	30,290	30,290	Skechers U.S.A. Inc (b)	-	716	716
18,400	46,821	65,221	Wolverine World Wide Inc*	529	1,346	1,875
			0.08% Forestry
-	9,801	9,801	Deltic Timber Corp	-	517	517
			0.18% Funeral Services & Related Items
-	57,997	57,997	Hillenbrand Inc	-	1,104	1,104
			0.19% Gambling (Non-Hotel)
41,700	-	41,700	Dover Downs Gaming & Entertainment Inc (a)*	337	-	337
-	55,754	55,754	Pinnacle Entertainment Inc (a)(b)	-	865	865
			0.30% Garden Products
9,400	34,849	44,249	Toro Co*	399	1,477	1,876
			3.11% Gas - Distribution
27,600	83,680	111,280	Atmos Energy Corp*	764	2,316	3,080
-	20,268	20,268	Laclede Group Inc/The (a)	-	767	767
15,450	38,916	54,366	New Jersey Resources Corp*	492	1,240	1,732
-	24,565	24,565	Northwest Natural Gas Co	-	1,102	1,102
-	68,285	68,285	Piedmont Natural Gas Co (a)	-	1,795	1,795
-	27,557	27,557	South Jersey Industries Inc	-	1,006	1,006
58,500	115,135	173,635	Southern Union Co*	1,499	2,950	4,449
13,900	40,040	53,940	Southwest Gas Corp*	401	1,156	1,557
31,000	99,307	130,307	UGI Corp*	806	2,582	3,388
8,900	-	8,900	WGL Holdings Inc*	292	-	292
			0.25% Home Furnishings
-	10,982	10,982	Bassett Furniture Industries Inc	-	131	131
-	26,997	26,997	Ethan Allen Interiors Inc (a)(c)	-	741	741
-	47,829	47,829	La-Z-Boy Inc (a)	-	305	305
32,800	-	32,800	Tempur-Pedic International Inc (a)*	364	-	364
			0.05% Hotels & Motels
-	19,770	19,770	Marcus Corp	-	328	328
			0.07% Housewares
-	13,537	13,537	Libbey Inc	-	192	192
-	4,388	4,388	National Presto Industries Inc	-	238	238
			0.89% Human Resources
-	21,227	21,227	Administaff Inc	-	556	556
-	28,007	28,007	AMN Healthcare Services Inc (b)	-	408	408
22,700	12,672	35,372	CDI Corp (a)*	618	345	963
-	29,686	29,686	Cross Country Healthcare Inc (b)	-	355	355
-	21,668	21,668	Gevity HR Inc	-	148	148
12,200	16,071	28,271	Heidrick & Struggles International Inc (a)*	365	481	846
42,700	-	42,700	Korn/Ferry International (b)*	797	-	797
-	32,954	32,954	On Assignment Inc (a)(b)	-	232	232
80,000	51,970	131,970	Spherion Corp (a)(b)*	395	257	652
-	40,790	40,790	TrueBlue Inc (a)(b)	-	519	519
			0.43% Identification Systems - Development
-	50,532	50,532	Brady Corp	-	1,715	1,715
-	37,083	37,083	Checkpoint Systems Inc (a)(b)	-	962	962
			0.04% Industrial Audio & Video Products
-	24,514	24,514	Sonic Solutions Inc (a)(b)	-	225	225
			0.19% Industrial Automation & Robots
-	40,348	40,348	Cognex Corp	-	1,017	1,017
-	22,017	22,017	Gerber Scientific Inc (b)	-	204	204
			0.70% Instruments - Controls
-	16,503	16,503	Photon Dynamics Inc (b)	-	183	183
-	27,552	27,552	Watts Water Technologies Inc (a)	-	740	740
39,400	55,155	94,555	Woodward Governor Co*	1,384	1,937	3,321
-	27,221	27,221	X-Rite Inc (b)	-	69	69
			0.34% Instruments - Scientific
-	17,272	17,272	Dionex Corp (b)	-	1,351	1,351
-	33,896	33,896	FEI Co (a)(b)	-	741	741
			0.21% Insurance Brokers
10,200	34,190	44,390	Hilb Rogal & Hobbs Co	295	989	1,284
			0.27% Internet Application Software
-	64,024	64,024	Cybersource Corp (b)	-	1,162	1,162
-	27,710	27,710	DealerTrack Holdings Inc (b)	-	533	533
			0.03% Internet Connectivity Services
-	20,418	20,418	PC-Tel Inc (b)	-	168	168
			0.20% Internet Content - Information & News	-
-	31,965	31,965	Infospace Inc (a)	-	386	386
-	25,828	25,828	Knot Inc/The (a)(b)	-	303	303
17,400	-	17,400	WebMD Health Corp (a)(b)*	546	-	546
			0.24% Internet Security
17,400	35,536	52,936	Blue Coat Systems Inc (b)*	367	750	1,117
-	53,304	53,304	Secure Computing Corp (a)(b)	-	353	353
			0.24% Internet Telephony
24,700	45,272	69,972	j2 Global Communications Inc (a)(b)*	529	969	1,498
			0.08% Investment Management & Advisory Services
14,600	-	14,600	Waddell & Reed Financial Inc*	494	-	494
			0.29% Lasers - Systems & Components
9,100	28,204	37,304	Cymer Inc (a)(b)*	237	733	970
-	25,942	25,942	Electro Scientific Industries Inc (b)	-	425	425
-	33,429	33,429	Newport Corp (a)(b)	-	385	385
			0.31% Leisure & Recreation Products
-	21,506	21,506	Multimedia Games Inc (a)(b)	-	92	92
11,000	38,615	49,615	WMS Industries Inc (a)(b)*	398	1,397	1,795
			0.29% Life & Health Insurance
13,200	39,945	53,145	Delphi Financial Group Inc*	359	1,087	1,446
-	20,068	20,068	Presidential Life Corp (a)	-	341	341
			0.22% Linen Supply & Related Items
-	9,088	9,088	Angelica Corp	-	147	147
-	18,554	18,554	G&K Services Inc	-	585	585
-	13,278	13,278	Unifirst Corp/MA (a)	-	621	621
			0.11% Machinery - Construction & Mining
-	17,839	17,839	Astec Industries Inc (b)	-	654	654

			0.40% Machinery - Electrical
-	42,781	42,781	Baldor Electric Co	-	1,386	1,386
-	29,160	29,160	Regal-Beloit Corp	-	1,082	1,082
			0.19% Machinery - Farm
-	11,011	11,011	Lindsay Corp (a)	-	1,146	1,146
			1.60% Machinery - General Industry
-	24,495	24,495	Albany International Corp	-	889	889
27,150	33,729	60,879	Applied Industrial Technologies Inc*	656	815	1,471
20,500	49,382	69,882	Gardner Denver Inc (b)*	952	2,294	3,246
21,200	20,069	41,269	Intevac Inc (a)(b)*	281	267	548
37,500	32,075	69,575	Robbins & Myers Inc*	1,495	1,278	2,773
21,800	-	21,800	Wabtec Corp*	935	-	935
			0.17% Machinery - Material Handling
-	7,952	7,952	Cascade Corp	-	344	344
24,000	-	24,000	Columbus McKinnon Corp/NY (a)*	679	-	679
			1.03% Medical - Biomedical/Gene
-	32,120	32,120	Arqule Inc (b)	-	124	124
49,400	26,990	76,390	Cambrex Corp*	289	158	447
-	23,128	23,128	CryoLife Inc (a)(b)	-	246	246
-	29,105	29,105	Enzo Biochem Inc (a)(b)	-	238	238
-	17,166	17,166	Integra LifeSciences Holdings Corp (a)(b)	-	727	727
-	28,617	28,617	Lifecell Corp (a)(b)	-	1,453	1,453
-	30,570	30,570	Martek Biosciences Corp (a)(b)	-	1,078	1,078
-	58,043	58,043	Regeneron Pharmaceuticals Inc (a)(b)	-	1,139	1,139
-	40,855	40,855	Savient Pharmaceuticals Inc (a)(b)	-	892	892
			0.84% Medical - Drugs
17,600	52,296	69,896	Cubist Pharmaceuticals Inc (b)*	341	1,012	1,353
-	28,238	28,238	PharMerica Corp (a)(b)	-	481	481
-	44,269	44,269	Salix Pharmaceuticals Ltd (a)(b)	-	311	311
52,200	33,758	85,958	Sciele Pharma Inc (a)(b)*	1,006	651	1,657
86,300	65,062	151,362	Viropharma Inc (a)(b)*	790	596	1,386
			0.21% Medical - Generic Drugs
11,500	41,080	52,580	Alpharma Inc (a)(b)*	283	1,011	1,294
			0.45% Medical - HMO
16,400	49,754	66,154	AMERIGROUP Corp (b)*	426	1,293	1,719
-	40,616	40,616	Centene Corp (b)	-	746	746
-	13,229	13,229	Molina Healthcare Inc (a)(b)	-	329	329
			0.10% Medical - Hospitals
19,900	12,672	32,572	Medcath Corp (a)(b)*	369	235	604
			0.81% Medical - Outpatient & Home Medical Care
-	9,948	9,948	Air Methods Corp (b)	-	399	399
-	24,624	24,624	Amedisys Inc (a)(b)	-	1,276	1,276
-	29,187	29,187	Amsurg Corp (b)	-	745	745
42,700	26,089	68,789	Gentiva Health Services Inc (a)(b)*	928	567	1,495
-	13,403	13,403	LHC Group Inc (a)(b)	-	209	209
-	30,425	30,425	Odyssey HealthCare Inc (b)	-	278	278
14,400	23,613	38,013	Res-Care Inc (b)*	235	385	620
			0.30% Medical Information Systems
-	52,937	52,937	Allscripts Healthcare Solutions Inc (a)(b)	-	590	590
-	39,342	39,342	Phase Forward Inc (b)	-	724	724
-	16,308	16,308	Quality Systems Inc	-	524	524
			1.26% Medical Instruments
-	20,161	20,161	Abaxis Inc (a)(b)	-	514	514
40,700	24,730	65,430	Arthrocare Corp (a)(b)*	1,834	1,114	2,948
23,700	26,626	50,326	Conmed Corp (b)*	605	679	1,284
12,100	12,065	24,165	Datascope Corp*	453	452	905
-	11,094	11,094	Kensey Nash Corp (a)(b)	-	324	324
15,300	-	15,300	Natus Medical Inc (a)(b)*	301	-	301
9,400	14,278	23,678	SurModics Inc (a)(b)*	418	635	1,053
-	32,962	32,962	Symmetry Medical Inc (b)	-	462	462
			0.08% Medical Laser Systems
-	22,221	22,221	Biolase Technology Inc (a)(b)	-	58	58
-	17,194	17,194	LCA-Vision Inc (a)	-	174	174
-	17,058	17,058	Palomar Medical Technologies Inc (a)(b)	-	240	240
			1.72% Medical Products
-	67,388	67,388	American Medical Systems Holdings Inc (a)(b)	-	950	950
-	41,848	41,848	Cooper Cos Inc/The (a)	-	1,465	1,465
-	20,891	20,891	Cyberonics Inc (a)(b)	-	330	330
4,500	23,834	28,334	Haemonetics Corp (b)	258	1,364	1,622
-	29,800	29,800	Invacare Corp (a)	-	538	538
9,000	31,383	40,383	Mentor Corp	263	918	1,181
-	16,489	16,489	Osteotech Inc (b)	-	83	83
-	60,151	60,151	PSS World Medical Inc (a)(b)	-	991	991
6,900	7,415	14,315	Vital Signs Inc*	361	388	749
13,600	29,880	43,480	West Pharmaceutical Services Inc*	638	1,402	2,040
-	19,285	19,285	Zoll Medical Corp (b)	-	644	644
			0.30% Metal - Aluminum
-	27,084	27,084	Century Aluminum Co (a)(b)	-	1,877	1,877
			0.40% Metal Processors & Fabrication
-	25,879	25,879	Kaydon Corp	-	1,355	1,355
-	34,505	34,505	Mueller Industries Inc	-	1,117	1,117
			0.09% Metal Products - Distribution
-	15,214	15,214	AM Castle & Co	-	470	470
-	3,884	3,884	Lawson Products	-	99	99
			0.11% Multi-Line Insurance
-	20,178	20,178	United Fire & Casualty Co (a)	-	665	665
			0.08% Multilevel Direct Selling
28,600	-	28,600	Nu Skin Enterprises Inc (a)*	513	-	513
			0.53% Multimedia
-	12,290	12,290	4Kids Entertainment Inc (b)	-	109	109
12,650	39,482	52,132	Factset Research Systems Inc (a)*	759	2,370	3,129
			0.69% Networking Products
-	112,484	112,484	Adaptec Inc (b)(c)	-	314	314
15,200	28,092	43,292	Anixter International Inc (a)(b)*	866	1,600	2,466
-	16,470	16,470	Black Box Corp	-	490	490
27,944	32,862	60,806	Netgear Inc (b)*	453	533	986

			0.24% Non-Ferrous Metals
-	18,966	18,966	Brush Engineered Materials Inc (a)(b)	-	588	588
-	21,536	21,536	RTI International Metals Inc (b)	-	887	887
			0.32% Non-Hazardous Waste Disposal
-	62,384	62,384	Waste Connections Inc (b)	-	2,001	2,001
			0.37% Office Furnishings - Original
28,000	-	28,000	Herman Miller Inc (a)*	653	-	653
22,000	52,066	74,066	Interface Inc*	283	669	952
53,700	-	53,700	Knoll Inc (a)*	699	-	699
			0.02% Office Supplies & Forms
-	11,758	11,758	Standard Register Co/The	-	111	111
			2.85% Oil - Field Services
-	20,938	20,938	Basic Energy Services Inc (a)(b)	-	486	486
28,100	85,276	113,376	Helix Energy Solutions Group Inc (b)*	971	2,946	3,917
13,600	21,489	35,089	Hornbeck Offshore Services Inc (a)(b)*	678	1,072	1,750
-	24,808	24,808	Matrix Service Co (b)	-	499	499
30,000	51,235	81,235	Oceaneering International Inc (b)*	2,004	3,422	5,426
-	21,009	21,009	SEACOR Holdings Inc (b)	-	1,788	1,788
-	14,632	14,632	Superior Well Services Inc (a)(b)	-	348	348
-	69,260	69,260	Tetra Technologies Inc (b)	-	1,126	1,126
-	28,699	28,699	W-H Energy Services Inc (a)(b)	-	2,218	2,218
			0.54% Oil & Gas Drilling
-	25,674	25,674	Atwood Oceanics Inc (b)	-	2,585	2,585
-	46,288	46,288	Pioneer Drilling Co (a)(b)	-	756	756
			3.70% Oil Company - Exploration & Production
14,200	90,945	105,145	Cabot Oil & Gas Corp	809	5,181	5,990
-	38,728	38,728	Penn Virginia Corp	-	2,033	2,033
-	13,863	13,863	Petroleum Development Corp (b)	-	1,043	1,043
-	40,263	40,263	Petroquest Energy Inc (b)	-	837	837
-	58,623	58,623	St Mary Land & Exploration Co	-	2,563	2,563
29,900	26,322	56,222	Stone Energy Corp (a)(b)*	1,822	1,604	3,426
21,300	28,132	49,432	Swift Energy Co (b)*	1,110	1,467	2,577
24,400	43,852	68,252	Unit Corp (b)*	1,550	2,785	4,335
			0.96% Oil Field Machinery & Equipment
-	18,984	18,984	CARBO Ceramics Inc	-	902	902
11,200	25,426	36,626	Dril-Quip Inc (b)*	640	1,453	2,093
-	10,182	10,182	Gulf Island Fabrication Inc	-	403	403
7,800	13,618	21,418	Lufkin Industries Inc (a)*	589	1,027	1,616
-	17,345	17,345	NATCO Group Inc (a)(b)	-	878	878
			0.13% Oil Refining & Marketing
18,800	-	18,800	Holly Corp*	780	-	780
			0.37% Paper & Related Products
-	36,522	36,522	Buckeye Technologies Inc (b)	-	315	315
-	13,908	13,908	Neenah Paper Inc	-	319	319
-	31,116	31,116	Rock-Tenn Co	-	1,056	1,056
-	14,411	14,411	Schweitzer-Mauduit International Inc	-	319	319
-	46,743	46,743	Wausau Paper Corp	-	362	362
			0.16% Pharmacy Services
-	34,594	34,594	HealthExtras Inc (a)(b)	-	976	976
			0.05% Physical Therapy & Rehabilitation Centers
-	16,778	16,778	RehabCare Group Inc (b)	-	285	285
			0.91% Physician Practice Management
-	33,406	33,406	Healthways Inc (a)(b)	-	1,220	1,220
-	19,955	19,955	Matria Healthcare Inc (a)(b)	-	509	509
11,700	45,135	56,835	Pediatrix Medical Group Inc (b)*	796	3,070	3,866
			0.10% Poultry
-	14,308	14,308	Sanderson Farms Inc	-	596	596
			0.27% Power Converter & Supply Equipment
55,500	33,270	88,770	Advanced Energy Industries Inc (b)*	777	465	1,242
-	23,875	23,875	C&D Technologies Inc (a)(b)	-	132	132
-	28,273	28,273	Magnetek Inc (b)	-	99	99
-	17,815	17,815	Vicor Corp	-	215	215
			0.23% Printing - Commercial
-	24,472	24,472	Bowne & Co Inc	-	407	407
7,300	10,297	17,597	Consolidated Graphics Inc (b)*	425	599	1,024
			2.22% Property & Casualty Insurance
-	15,070	15,070	Infinity Property & Casualty Corp	-	584	584
-	14,281	14,281	LandAmerica Financial Group Inc (a)	-	410	410
16,400	12,402	28,802	Navigators Group Inc (b)*	804	608	1,412
35,500	54,317	89,817	Philadelphia Consolidated Holding Co (b)*	1,309	2,003	3,312
10,400	29,957	40,357	ProAssurance Corp (b)*	549	1,583	2,132
5,100	16,868	21,968	RLI Corp	245	810	1,055
-	15,056	15,056	Safety Insurance Group Inc	-	540	540
-	7,310	7,310	SCPIE Holdings Inc (b)	-	203	203
30,700	-	30,700	SeaBright Insurance Holdings Inc (b)*	476	-	476
-	50,111	50,111	Selective Insurance Group	-	1,068	1,068
-	16,774	16,774	Stewart Information Services Corp (a)	-	411	411
-	18,762	18,762	Tower Group Inc	-	441	441
11,000	34,517	45,517	Zenith National Insurance Corp*	409	1,282	1,691
			1.80% Publicly Traded Investment Fund
-	178,150	178,150	iShares S&P SmallCap 600 Index Fund	-	11,129	11,129
			0.03% Publishing - Newspapers
-	16,357	16,357	AH Belo Corp	-	159	159
			0.14% Racetracks
20,600	-	20,600	International Speedway Corp*	874	-	874
			0.01% Radio
-	75,471	75,471	Radio One Inc (b)	-	75	75
			0.13% Real Estate Operator & Developer
-	33,119	33,119	Forestar Real Estate Group Inc (a)(b)	-	825	825
			0.25% Recreational Vehicles
-	11,177	11,177	Arctic Cat Inc (a)	-	85	85
-	31,276	31,276	Polaris Industries Inc (a)	-	1,456	1,456
			0.96% REITS - Apartments
-	23,739	23,739	Essex Property Trust Inc	-	2,825	2,825
-	30,344	30,344	Home Properties Inc (a)	-	1,595	1,595
4,900	23,977	28,877	Mid-America Apartment Communities Inc	260	1,271	1,531

			0.73% REITS - Diversified
-	43,992	43,992	Colonial Properties Trust	-	1,066	1,066
-	28,063	28,063	Entertainment Properties Trust	-	1,498	1,498
21,300	57,044	78,344	Lexington Realty Trust (a)*	307	821	1,128
-	14,241	14,241	PS Business Parks Inc	-	815	815
			0.67% REITS - Healthcare
-	18,870	18,870	LTC Properties Inc	-	514	514
64,700	60,093	124,793	Medical Properties Trust Inc (a)*	786	730	1,516
-	88,278	88,278	Senior Housing Properties Trust	-	2,114	2,114
			0.31% REITS - Hotels
88,700	-	88,700	Ashford Hospitality Trust Inc*	513	-	513
-	88,158	88,158	DiamondRock Hospitality Co	-	1,124	1,124
20,700	-	20,700	FelCor Lodging Trust Inc (a)*	261	-	261
			0.80% REITS - Office Property
19,400	66,317	85,717	BioMed Realty Trust Inc*	505	1,724	2,229
-	30,596	30,596	Kilroy Realty Corp	-	1,601	1,601
13,700	14,161	27,861	Parkway Properties Inc/MD (a)*	543	562	1,105
			0.20% REITS - Regional Malls
11,500	-	11,500	CBL & Associates Properties Inc*	282	-	282
-	36,561	36,561	Pennsylvania Real Estate Investment Trust (a)	-	921	921
			0.59% REITS - Shopping Centers
-	29,938	29,938	Acadia Realty Trust	-	768	768
33,500	-	33,500	Cedar Shopping Centers Inc (a)*	419	-	419
-	54,484	54,484	Inland Real Estate Corp	-	880	880
-	26,956	26,956	Kite Realty Group Trust	-	366	366
-	29,152	29,152	Tanger Factory Outlet Centers	-	1,176	1,176
			0.31% REITS - Single Tenant
17,200	67,473	84,673	National Retail Properties Inc	394	1,546	1,940
			0.32% REITS - Storage
-	61,780	61,780	Extra Space Storage Inc	-	1,040	1,040
-	20,247	20,247	Sovran Self Storage Inc	-	905	905
			0.26% REITS - Warehouse & Industrial
5,600	22,143	27,743	EastGroup Properties Inc	267	1,056	1,323
9,900	-	9,900	First Industrial Realty Trust Inc (a)*	299	-	299
			0.38% Rental - Auto & Equipment
11,900	49,870	61,770	Aaron Rents Inc*	296	1,242	1,538
36,700	-	36,700	Rent-A-Center Inc/TX (b)*	790	-	790
			0.52% Research & Development
8,100	11,958	20,058	Kendle International Inc (a)(b)*	346	510	856
16,800	52,343	69,143	Parexel International Corp (b)*	427	1,330	1,757
8,900	17,690	26,590	PharmaNet Development Group Inc (a)(b)*	212	422	634
			1.80% Retail - Apparel & Shoe
-	41,156	41,156	Brown Shoe Co Inc	-	686	686
5,800	-	5,800	Buckle Inc/The*	282	-	282
-	27,343	27,343	Cato Corp/The	-	443	443
-	19,431	19,431	Charlotte Russe Holding Inc (b)	-	309	309
-	21,914	21,914	Childrens Place Retail Stores Inc/The (a)(b)	-	509	509
-	33,092	33,092	Christopher & Banks Corp	-	392	392
-	42,018	42,018	Dress Barn Inc (a)(b)	-	566	566
-	44,925	44,925	Finish Line	-	295	295
-	21,205	21,205	Genesco Inc (a)(b)	-	470	470
36,800	26,662	63,462	Gymboree Corp (b)*	1,590	1,152	2,742
-	40,545	40,545	HOT Topic Inc (b)	-	215	215
12,400	16,910	29,310	Jos A Bank Clothiers Inc (a)(b)*	303	413	716
-	48,697	48,697	Men's Wearhouse Inc	-	1,297	1,297
-	116,158	116,158	Quiksilver Inc (a)(b)	-	1,130	1,130
-	35,537	35,537	Stage Stores Inc	-	559	559
-	24,025	24,025	Stein Mart Inc (a)	-	128	128
-	22,976	22,976	Tween Brands Inc (b)	-	437	437
			0.06% Retail - Auto Parts
-	38,624	38,624	PEP Boys-Manny Moe & Jack (a)	-	345	345
			0.20% Retail - Automobile
-	21,499	21,499	Group 1 Automotive Inc (a)	-	574	574
-	14,863	14,863	Lithia Motors Inc (a)	-	134	134
-	27,371	27,371	Sonic Automotive Inc	-	555	555
			0.02% Retail - Bedding
-	41,508	41,508	Select Comfort Corp (a)(b)	-	125	125
			0.09% Retail - Computer Equipment
-	45,325	45,325	Insight Enterprises Inc (b)	-	547	547
			0.18% Retail - Convenience Store
-	47,171	47,171	Casey's General Stores Inc	-	1,044	1,044
8,600	-	8,600	Pantry Inc/The (b)*	93	-	93
			0.09% Retail - Discount
-	37,485	37,485	Fred's Inc	-	416	416
-	28,002	28,002	Tuesday Morning Corp (a)	-	152	152
			0.25% Retail - Drug Store
8,500	29,476	37,976	Longs Drug Stores Corp	341	1,181	1,522
			0.07% Retail - Fabric Store
-	23,189	23,189	Jo-Ann Stores Inc (a)(b)	-	439	439
			0.18% Retail - Gardening Products
-	30,371	30,371	Tractor Supply Co (b)	-	1,080	1,080
			0.03% Retail - Home Furnishings
-	20,309	20,309	Haverty Furniture Cos Inc	-	185	185
			0.20% Retail - Jewelry
-	17,957	17,957	Movado Group Inc	-	392	392
-	39,763	39,763	Zale Corp (a)(b)	-	824	824
			0.03% Retail - Leisure Products
-	17,082	17,082	MarineMax Inc (a)(b)	-	195	195
			0.08% Retail - Office Supplies
-	16,036	16,036	School Specialty Inc (a)(b)	-	472	472
			0.34% Retail - Pawn Shops
8,700	27,172	35,872	Cash America International Inc*	355	1,108	1,463
22,100	-	22,100	Ezcorp Inc (b)*	268	-	268
-	25,435	25,435	First Cash Financial Services Inc (b)	-	378	378
			0.11% Retail - Petroleum Products
-	26,589	26,589	World Fuel Services Corp	-	653	653

			2.26% Retail - Restaurants
-	14,306	14,306	Buffalo Wild Wings Inc (a)(b)	-	440	440
23,900	23,840	47,740	California Pizza Kitchen Inc (a)(b)*	372	372	744
8,500	24,782	33,282	CEC Entertainment Inc (b)*	316	922	1,238
-	50,867	50,867	CKE Restaurants Inc	-	533	533
6,600	13,979	20,579	Ihop Corp *	308	652	960
45,900	55,414	101,314	Jack in the Box Inc (b)*	1,228	1,482	2,710
15,700	11,565	27,265	Landry's Restaurants Inc (a)*	251	185	436
-	20,608	20,608	O'Charleys Inc	-	239	239
-	28,018	28,018	Panera Bread Co (a)(b)	-	1,464	1,464
26,300	19,321	45,621	Papa John's International Inc (b)*	710	522	1,232
-	22,487	22,487	PF Chang's China Bistro Inc (a)(b)	-	698	698
-	15,641	15,641	Red Robin Gourmet Burgers Inc (a)(b)	-	642	642
-	18,510	18,510	Ruth's Chris Steak House Inc (a)(b)	-	136	136
-	56,563	56,563	Sonic Corp (b)	-	1,244	1,244
-	26,505	26,505	Steak N Shake Co/The (a)(b)	-	209	209
-	50,167	50,167	Texas Roadhouse Inc (a)(b)	-	592	592
-	58,681	58,681	Triarc Cos Inc (a)	-	417	417
			0.25% Retail - Sporting Goods
-	20,393	20,393	Big 5 Sporting Goods Corp (a)	-	188	188
-	36,773	36,773	Cabela's Inc (a)(b)	-	498	498
-	26,419	26,419	Hibbett Sports Inc (a)(b)	-	482	482
-	16,726	16,726	Zumiez Inc (a)(b)	-	350	350
			0.23% Retirement & Aged Care
86,300	-	86,300	Five Star Quality Care Inc (a)(b)*	518	-	518
-	41,669	41,669	Sunrise Senior Living Inc (a)(b)	-	894	894
			0.05% Rubber & Plastic Products
-	26,178	26,178	Myers Industries Inc	-	329	329
			0.45% Savings & Loans - Thrifts
-	16,474	16,474	Anchor Bancorp Wisconsin Inc	-	250	250
-	38,597	38,597	BankAtlantic Bancorp Inc	-	119	119
-	29,186	29,186	BankUnited Financial Corp (a)	-	115	115
-	54,172	54,172	Brookline Bancorp Inc	-	585	585
19,300	23,342	42,642	Dime Community Bancshares*	360	436	796
-	18,136	18,136	Downey Financial Corp (a)	-	256	256
-	12,723	12,723	FirstFed Financial Corp (a)(b)	-	194	194
-	34,199	34,199	Flagstar Bancorp Inc (a)	-	209	209
-	23,600	23,600	Franklin Bank Corp/Houston TX (a)(b)	-	37	37
-	33,029	33,029	Guaranty Financial Group Inc (a)(b)	-	253	253
			0.04% Schools
-	19,496	19,496	Universal Technical Institute Inc (a)(b)	-	221	221
			0.19% Schools - Day Care
-	24,456	24,456	Bright Horizons Family Solutions Inc (a)(b)	-	1,159	1,159
			0.30% Seismic Data Collection
8,500	-	8,500	Dawson Geophysical Co (b)*	615	-	615
-	76,944	76,944	ION Geophysical Corp (a)(b)	-	1,226	1,226
			0.38% Semiconductor Component - Integrated Circuits
-	43,305	43,305	Exar Corp (a)(b)	-	365	365
-	48,057	48,057	Micrel Inc	-	472	472
-	24,365	24,365	Pericom Semiconductor Corp (b)	-	415	415
15,400	21,721	37,121	Standard Microsystems Corp (b)*	457	644	1,101
			1.81% Semiconductor Equipment
-	30,868	30,868	ATMI Inc (b)	-	909	909
-	95,114	95,114	Axcelis Technologies Inc (a)(b)	-	514	514
-	60,988	60,988	Brooks Automation Inc (a)(b)	-	632	632
9,700	22,041	31,741	Cabot Microelectronics Corp (a)(b)*	330	750	1,080
-	21,447	21,447	Cohu Inc	-	373	373
-	49,646	49,646	Kulicke & Soffa Industries Inc (a)(b)	-	327	327
45,600	42,618	88,218	MKS Instruments Inc (b)*	1,042	974	2,016
-	38,963	38,963	Photronics Inc (a)(b)	-	413	413
29,900	28,367	58,267	Rudolph Technologies Inc (a)(b)*	304	288	592
-	21,740	21,740	Ultratech Inc (b)	-	310	310
27,100	70,598	97,698	Varian Semiconductor Equipment Associates Inc (b)*	993	2,586	3,579
-	29,642	29,642	Veeco Instruments Inc (a)(b)	-	558	558
			0.25% Steel - Producers
14,300	-	14,300	Carpenter Technology Corp*	733	-	733
8,000	-	8,000	Olympic Steel Inc*	410	-	410
5,300	-	5,300	Schnitzer Steel Industries Inc*	466	-	466
			0.01% Steel - Specialty
-	11,549	11,549	Material Sciences Corp (b)	-	92	92
			0.26% Steel Pipe & Tube
-	16,175	16,175	Valmont Industries Inc	-	1,593	1,593
			0.11% Storage & Warehousing
-	32,205	32,205	Mobile Mini Inc (a)(b)	-	684	684
			0.65% Telecommunication Equipment
-	11,710	11,710	Applied Signal Technology Inc	-	134	134
-	125,854	125,854	Arris Group Inc (b)	-	1,019	1,019
40,800	22,524	63,324	Comtech Telecommunications Corp (a)(b)*	1,580	872	2,452
-	24,257	24,257	Ditech Networks Inc (a)(b)	-	69	69
-	27,172	27,172	Network Equipment Technologies Inc (a)(b)	-	177	177
-	42,771	42,771	Symmetricom Inc (a)(b)	-	184	184
-	12,238	12,238	Tollgrade Communications Inc (b)	-	62	62
			0.12% Telecommunication Equipment - Fiber Optics
-	86,787	86,787	Harmonic Inc (b)	-	718	718
			0.12% Telecommunication Services
-	83,011	83,011	Fairpoint Communications Inc	-	765	765
			0.08% Telephone - Integrated
57,200	-	57,200	Cincinnati Bell Inc (b)*	265	-	265
-	42,041	42,041	General Communication Inc (a)(b)	-	261	261
			0.04% Textile - Apparel
-	10,546	10,546	Perry Ellis International Inc (b)	-	241	241
			0.02% Therapeutics
-	30,949	30,949	Theragenics Corp (b)	-	132	132
			0.08% Tobacco
-	82,772	82,772	Alliance One International Inc (b)	-	509	509

			0.20% Tools - Hand Held
16,100	-	16,100	Snap-On Inc*	955	-	955
			0.21% Toys
11,700	26,626	38,326	Jakks Pacific Inc (a)(b)*	275	625	900
14,000	-	14,000	Marvel Entertainment Inc (b)*	402	-	402
			0.91% Transport - Marine
9,000	-	9,000	Gulfmark Offshore Inc (b)*	538	-	538
42,500	49,978	92,478	Kirby Corp (b)*	2,331	2,741	5,072
			0.38% Transport - Services
-	22,234	22,234	Bristow Group Inc (b)	-	1,173	1,173
-	35,009	35,009	HUB Group Inc (b)	-	1,144	1,144
			1.11% Transport - Truck
-	23,409	23,409	Arkansas Best Corp	-	924	924
-	26,796	26,796	Forward Air Corp	-	914	914
-	52,774	52,774	Heartland Express Inc (a)	-	816	816
-	53,625	53,625	Knight Transportation Inc (a)	-	911	911
-	48,846	48,846	Landstar System Inc	-	2,538	2,538
-	26,359	26,359	Old Dominion Freight Line Inc (a)(b)	-	809	809
			0.04% Veterinary Products
-	22,600	22,600	PetMed Express Inc (a)(b)	-	254	254
			0.04% Vitamins & Nutrition Products
-	14,522	14,522	Mannatech Inc (a)	-	95	95
-	7,804	7,804	USANA Health Sciences Inc (a)(b)	-	152	152
			0.09% Water
-	15,997	15,997	American States Water Co	-	560	560
			0.11% Web Portals
-	63,154	63,154	United Online Inc	-	674	674
			0.40% Wire & Cable Products
16,500	41,048	57,548	Belden Inc*	557	1,385	1,942
8,200	-	8,200	General Cable Corp (a)(b)*	549	-	549
			0.20% Wireless Equipment
20,900	-	20,900	InterDigital Inc (a)(b)*	424	-	424
-	30,471	30,471	Novatel Wireless Inc (a)(b)	-	272	272
-	24,654	24,654	Viasat Inc (b)	-	545	545

			TOTAL COMMON STOCKS	135,180	477,092	612,272

Principal Amount (000's)				Value (000's)
			REPURCHASE AGREEMENTS
			Finance - Investment Banker & Broker
29,341	-	29,341	Morgan Stanley Repurchase Agreement; 1.98% dated 04/30/08 maturing 05/01/08	29,339	-	29,339
			(collateralized by U.S. Government Agency Issues; $29,659,000;
			0.00% - 7.625%; dated 05/12/08 - 03/14/36) (d)
			Money Center Banks
-	87,272	87,272	Deutsche Bank Repurchase Agreement; 1.98% dated 04/30/08 maturing 05/01/08	-	87,267	87,267
			(collateralized by U.S. Government Agency Issues; $88,270,000;
			0.00% - 5.50%; dated 05/09/08 - 04/18/19) (d)
-	1,713	1,713	Investment in Joint Trading Account; Bank of America Repurchase Agreement;	-	1,713	1,713
			1.94% dated 04/30/2008 maturing 05/01/2008 (collateralized by
			Federal Home Loan Bank Agency Issue; $1,764,000; 2.19%; dated 01/23/09)
-	1,713	1,713	Investment in Joint Trading Account; Deutsche Bank Repurchase Agreement;	-	1,713	1,713
			1.97% dated 04/30/2008 maturing 05/01/2008 (collateralized by Sovereign
			Agency Issues; $1,764,000; 0.00% - 5.36%; dated 05/16/08 - 04/15/18)

			19.46% TOTAL REPURCHASE AGREEMENTS	$ 29,339	$ 90,693	$ 120,032

			Total Investments	$ 164,519	$ 567,785	$ 732,304
			-18.72% Liabilities in Excess of Other Assets, Net	(28,637)	(86,839)	(115,476)
			Pro Forma Adjustments			(13)

			TOTAL NET ASSETS - 100.00%	$ 135,882	$ 480,946	$ 616,815

(a)	Security or a portion of the security was on loan at the end of the period.
(b)	Non-Income Producing Security
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $371 or 0.06% of net assets.
(d)	Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation	$ 12,748	$ 74,463	$ 87,211
Unrealized Depreciation	(18,222)	(90,197)	(108,419)

Net Unrealized Appreciation (Depreciation)	(5,474)	(15,734)	(21,208)
Cost for federal income tax purposes	169,993	583,519	753,512
All dollar amounts are shown in thousands (000's)

Futures Contracts
Buy:	S&P SmallCap 600 eMini; June 2008
Number of Contracts	--	93	93
Original Value	$ --	$ 3,222	$ 3,222
Current Market Value	$ --	$ 3,530	$ 3,530
Unrealized Appreciation/(Depreciation)	$ --	$ 308	$ 308
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Financial	35.09%
Industrial	20.73%
Consumer, Non-cyclical	17.23%
Consumer, Cyclical	13.12%
Energy	9.66%
Technology	9.44%
Utilities	4.52%
Communications	4.27%
Basic Materials	2.85%
Funds	1.81%
Liabilities in Excess of Other Assets, Net	-18.72%

TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.57%

*	Security or a portion of the secuirty held by SmallCap Blend Fund I will need to be disposed of prior to the Acquisition in order to meet the investment policies and restrictions of the SmallCap S&P 600 Index Fund.

See accompanying notes.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

1. Description of the Funds

SmallCap Blend Fund I and SmallCap S&P 600 Index Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On June 9, 2008, the Board of Directors of Principal Funds, Inc., SmallCap Blend Fund I approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, subject to approval by the shareholders of SmallCap Blend Fund I, SmallCap S&P 600 Index Fund will acquire all the assets of SmallCap Blend Fund I subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of SmallCap S&P 600 Index Fund.

The Reorganization will be accounted for by the method of accounting for taxable mergers of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2008. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of SmallCap Blend Fund I and SmallCap S&P 600 Index Fund at April 30, 2008. The unaudited pro forma statements of operations reflect the results of operations of SmallCap Blend Fund I and SmallCap S&P 600 Index Fund for the twelve months ended April 30, 2008. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Blend Fund I and SmallCap S&P 600 Index Fund under U.S. generally accepted accounting principles. In accordance with U.S. generally accepted accounting principles, the fair value of the assets of SmallCap Blend Fund I will become the cost basis of such assets transferred to the SmallCap S&P 600 Index Fund on the date of the combination and the results of operations of SmallCap S&P 600 Index Fund for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

SmallCap Blend Fund I and SmallCap S&P 600 Index Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Futures Contracts

SmallCap Blend Fund I and SmallCap S&P 600 Index Fund may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

6. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

7. Capital Shares

The pro forma net asset value per share assumes issuance of shares of SmallCap S&P 600 Index Fund that would have been issued at April 30, 2008, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of SmallCap Blend Fund I, as of April 30, 2008, divided by the net asset value per share of the SmallCap S&P 600 Index Fund as of April 30, 2008. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

8. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2008. The expenses of the SmallCap Blend Fund I were adjusted assuming the fee structure of the SmallCap S&P 600 Index Fund was in effect for the twelve months ended April 30, 2008.

9. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.